                        [AMERISTAR MUTUAL FUNDS LOGO]


                               AMERISTAR PRIME
                            MONEY MARKET PORTFOLIO

                           AMERISTAR U.S. TREASURY
                            MONEY MARKET PORTFOLIO

                              AMERISTAR CAPITAL
                               GROWTH PORTFOLIO

                              AMERISTAR DIVIDEND
                               GROWTH PORTFOLIO



                              SEMI-ANNUAL REPORT



                                AMERISTAR CORE
                               INCOME PORTFOLIO

                              AMERISTAR LIMITED
                          DURATION INCOME PORTFOLIO

                          AMERISTAR LIMITED DURATION
                          U.S. GOVERNMENT PORTFOLIO

                           AMERISTAR TENNESSEE TAX
                            EXEMPT BOND PORTFOLIO

                          AMERISTAR LIMITED DURATION
                         TENNESSEE TAX FREE PORTFOLIO


                                JUNE 30, 1997

                                  FUND FACTS

         The AmeriStar Funds provide shareholders with a variety of features to make investing in the Portfolios easy, convenient and manageable.

            --------------------------------------------------------------------------------------
            AMERISTAR FUND FEATURES   AMERISTAR FUND BENEFITS
            --------------------------------------------------------------------------------------
            PROFESSIONAL INVESTMENT   The investment managers at First American National Bank are
            MANAGEMENT                experienced investment professionals who oversee the
                                      investments in each mutual fund.
            --------------------------------------------------------------------------------------
            LOW MINIMUM INVESTMENT    Initial investments in the Portfolios can be as low as
                                      $1,000.
            --------------------------------------------------------------------------------------
            DEDICATED CUSTOMER        Account information is available from helpful
            SERVICE                   representatives. Just call 1-800-852-0045.
            --------------------------------------------------------------------------------------
            AUTOMATIC INVESTMENTS     Investments can be made once or twice a month with automatic transfers from your checking account to your Portfolio
                                      account.
            --------------------------------------------------------------------------------------
            DOLLAR COST AVERAGING     Dollar Cost Averaging is a means of investing by which you invest a fixed dollar amount on a consistent basis. You
                                      invest whether the financial markets are high or low. As a result, you buy more shares when prices are low and fewer
                                      when prices are high. In this way, you can achieve a lower average cost per share.*
            --------------------------------------------------------------------------------------
            AUTOMATIC WITHDRAWALS     Automatic withdrawals from your Portfolio account can be
                                      made and credited to any account you designate.
            --------------------------------------------------------------------------------------
            FREE EXCHANGE PRIVILEGES  Shares of a Portfolio can be exchanged into shares of other
                                      AmeriStar Portfolios at no cost.**
            --------------------------------------------------------------------------------------
            REGULAR, INFORMATIVE      You will receive account statements after each transaction,
            STATEMENTS AND REPORTS    plus regular financial reports highlighting performance and investment strategies.
            --------------------------------------------------------------------------------------
            DIVIDEND REINVESTMENT     Dividend income and capital gains can be reinvested
                                      automatically in additional shares of a Portfolio.
            --------------------------------------------------------------------------------------
            DAILY REDEMPTIONS         Shares are redeemable each business day (at the net asset
                                      value per share, which may be worth more or less than your original cost, next determined after receipt of your
                                      redemption request) by mail, telephone or bank wire.
            --------------------------------------------------------------------------------------

            * Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. You should consider your financial ability to continue your investment program during periods of extreme share price fluctuations.
            ** Exchange privileges may be modified or discontinued by the Portfolios at any time.
            Upon redemption, shares may be worth more or less than their original cost.

            HELPING PEOPLE PLAN FOR A BRIGHTER FUTURE.(SM)

LETTER FROM THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

To Our Shareholders:

I'm pleased to present the AmeriStar Mutual Fund's semiannual report for the six months ended June 30, 1997.

"How Sweet It Is," exclaimed the late Jackie Gleason at the beginning of his weekly television variety show in the 1960s. That description could be used to characterize the fundamentals of the U.S. economy and the financial markets in the summer of 1997. The economy's rate of growth has subsided to a moderate level; inflation remains comparatively low; the bond market is rallying as interest rates decline; and the stock market continues to set records.

Things are so good that it may be appropriate to be even more alert and well prepared, since this is when negative surprises can have the most dramatic impact. The investment community is happy and puzzled that, despite a seven-year economic expansion, inflation is not yet a problem. As long as inflation expectations remain low, the bond market should continue to provide average returns.

Meanwhile, corporate profits are continuing to advance at a healthy clip; the federal budget deficit is shrinking; and a capital gains tax cut has been signed by the President. After peaking in mid-April, interest rates began to fall. Between mid-April and mid-June, the stock market rose 23%, one of the sharpest advances for a two-month period in this century. If the market holds these gains through the end of 1997, it will mark the third consecutive year of 20% plus gains, a feat accomplished only one other time this century.

The financial services, health-care and technology sectors outperformed the S&P 500 Index for the six-month period, while consumer cyclicals, basic materials and utilities underperformed. Large-capitalization stocks continued to outperform the small- and mid-cap universe, but by a smaller margin than in 1996. Growth stocks outperformed value stocks.

However, the lofty valuation of the stock market leaves no room for disappointment on any of the major variables -- interest rates, inflation and profits. Thus, the market is highly vulnerable to negative news. As a result, we remain defensive in our investment strategies, taking profits in stocks that we believe have become overvalued. For reinvestment, we are seeking out those companies that have sound financial characteristics but, for one reason or another, have lagged the market.

To give you even more investment alternatives, we have introduced three new mutual funds during the period, the Dividend Growth Portfolio, the Limited Duration Tennessee Tax Free Portfolio and the Limited Duration U.S. Government Portfolio. We're very happy to report that the Dividend Growth Portfolio and the Capital Growth Portfolio handily beat their investment benchmarks during the period.

Thanks for the opportunity to help you meet your investment goals.

Sincerely,

/s/ Frederick S. Crown Jr., CFA
Frederick S. Crown Jr., CFA
Chief Investment Officer

[PHOTO OF JAQUELINE R. LUNDSFORD]            [PHOTO OF DONALD F. TURK]
                                                DONALD F. TURK, CFA
        JACQUELINE R. LUNSFORD, CFA             Portfolio Manager
        Portfolio Manager                       U.S. Treasury Money
        Prime Money Market Portfolio            Market Portfolio

 INVESTMENT GOAL
 The AmeriStar money market portfolios seek to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Portfolio seeks its objective by investing in:
 PRIME MONEY MARKET PORTFOLIO -- A broad range of U.S. Government, bank and corporate short-term money-market obligations.
 U.S. TREASURY MONEY MARKET PORTFOLIO -- U.S. Treasury securities, other obligations that are guaranteed as to principal and interest by the U.S. Government and related repurchase agreements.*

Q. WHAT FACTORS AFFECTED THE PERFORMANCE OF THE MONEY MARKET FUNDS?*

A. Mixed economic indicators and the uncertainty of if and when the Federal Reserve Board would push interest rates higher kept short-term rates fairly stable during much of the period. When the Fed raised rates 0.25% on March 25, investors initially believed that the move would be just one of several. Since the average maturities of the Funds were fairly short at the end of March, the Funds were able to extend their maturities and quickly take advantage of the rate increase. The Fed chose not to increase rates a second time at its May meeting.

Q. WHAT FACTORS COULD AFFECT THE FUNDS IN THE MONTHS AHEAD?

A. The main factor affecting the Funds, of course, will be the direction of interest rates. Currently, the continuing strength of the economy has not precipitated a commensurate increase in inflation, and the Federal Reserve seems inclined to just watch the situation for now. Any indications of inflation pressures could cause the Federal Reserve to re-evaluate its position. Our strategy will continue to keep maturities shorter than average, since yields on longer maturities are not significantly higher -- and in some cases are actually lower -- than yields on shorter maturity securities.
---------------------------------------------------------------

                          YIELDS (AS OF JUNE 30, 1997)
                                INVESTOR SHARES

                                  PRIME     TREASURY
                                  -----     --------
    7-Day Yield                   4.87%      4.71%
   30-Day Yield                   4.86%      4.70%

                                  TRUST SHARES

                                  PRIME     TREASURY
                                  -----     --------
    7-Day Yield                   5.12%      4.96%
   30-Day Yield                   5.11%      4.96%

   Yields will vary with market conditions, and past performance is no guarantee of future results.

---------------------------------------------------------------

Persistently large cash balances held by money market managers industry-wide, combined with low issuance, continues to contribute to the low interest-rate environment. This is especially true in the Treasury market, where a decrease in the government's Treasury bill issuance has caused those rates to decline sharply over the past few months. In the absence of Fed action, it is likely that rates paid on short-term instruments will actually decline rather than remain stable due to these supply/demand factors.

---------------
* An investment in the AmeriStar Money Market Portfolios is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there is no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.

[PHOTO OF CHARLES WINGER]
                    CHARLES WINGER
                    Portfolio Manager
                    Capital Growth
                    Portfolio

===============================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with the potential to achieve long-term capital growth by investing primarily in the equity securities of domestic issuers whose earnings are growing faster than the economy as a whole. It invests primarily in large U.S. companies with market capitalizations of at least $500 million. This Portfolio is suitable for investors who are investing for the long term and are comfortable assuming the additional risk of investing in stocks in exchange for potentially higher total returns.
---------------------------------------------------------------

Q. HOW WOULD YOU ASSESS THE PORTFOLIO'S PERFORMANCE FOR THE PERIOD?

A. We're very pleased with our performance, which exceeded the average of growth funds, as measured by Lipper Analytical. The AmeriStar Capital Growth Portfolio's total return was 16.21%* for the six months ended June 30, 1997. In comparison, the Lipper Growth Fund Index was up 15.40%, and the Standard & Poor's 500 Index was up 20.62%. The Lipper Growth Fund Index is an index of managed funds that is generally representative of growth stock funds. The S&P 500 is an unmanaged index that is considered to be generally representative of the U.S. stock market as a whole.

Q. WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Growth stocks continued to do well relative to other sectors of the market. Another positive trend was the substantial rally in the bond market. After boosting short-term interest rates a quarter point on March 25, the Federal Reserve Board decided against a second interest rate increase in May. As a result, our interest-sensitive stocks in the financial services industry outperformed other stocks that are less sensitive to interest rates. Other areas that performed well included pharmaceutical and technology stocks.

Q. WHERE DO YOU SEE THE NEXT AREAS OF GROWTH?

A. Recently, we have added funds to our telecommunications area. Stocks such as Lucent Technologies (2.0% of the portfolio) and BellSouth (2.3%) have performed strongly and continue to appear very attractive.** With energy prices coming down, we also have begun to add transportation companies. Recently, we added Southwest Airlines (2.2%) because we like their discount strategy and strong management.

Because of the continuing trend toward consolidation, we continue to emphasize financial services. Recently, we added Wachovia Bank (2.1%), a very well-run bank that has lagged other banks in stock price performance. The company has made some excellent banking acquisitions in the Virginia market. We would prefer to see banks buy other banks and not get into the brokerage industry. That type of diversification recalls the banking industry's disastrous move into real estate in the 1970s at the real estate market's peak.

Q. WHAT AREAS ARE YOU AVOIDING?

A. We've avoided the consumer cyclical stocks such as the retailers, as well as basic industry companies that are susceptible to an economic slowdown. In addition, as oil prices softened in the second quarter, we began to cut back on energy companies. As a defensive measure, we have added another ten companies in an effort to further diversify the portfolio.

Q. WHAT'S YOUR OUTLOOK?

A. Last December, Federal Reserve Chairman Alan Greenspan accused investors of "irrational exuberance" in their desire to own stocks. However, we believe that investor exuberance is quite rational. The economic environment is truly ideal. Inflation has come down -- and we may actually be in a deflationary environment. We have had favorable corporate profit growth in the first and second quarters. Due to the robust economy and the tax revenues it generates, the federal budget deficit is shrinking faster than anyone expected. In addition, the capital gains tax rate will be cut, which is favorable for growth stocks in particular.

---------------
 * Including the 3.00% sales load, the Portfolio's return was 12.72% for the period.

** The portfolio's composition is subject to change.

[PHOTO OF JAY BAUMGARDNER]
                    JAY BAUMGARDNER
                    Portfolio Manager
                    Dividend Growth
                    Portfolio

===============================================================================
INVESTMENT GOAL

The Portfolio seeks to provide investors with current income and capital appreciation. This Portfolio will invest primarily in dividend-paying equity securities of domestic issuers that are expected to provide reasonable income and may have capital appreciation potential.

-------------------------------------------------------------------------------
Q. WHAT IS THE PURPOSE OF THIS NEW FUND?

A. Our goal is to provide above-average income first and capital appreciation second. The types of stocks in the portfolio are generally household names that pay a significant dividend. Examples include Bristol-Myers Squibb (2.1% of the portfolio), Exxon (1.2%) and McGraw-Hill (1.9%).** We would like to achieve a dividend yield in the Portfolio of one percentage point over the S&P 500 Index, which is currently yielding 1.7%. Although the Portfolio began operations on February 28, 1997, it was actually converted from an existing common trust fund that had been in existence for more than ten years.

Q. HOW WOULD YOU ASSESS THE PORTFOLIO'S PERFORMANCE FOR THE PERIOD?

A. Because of some very good stock selections in the first quarter, the portfolio's total return for the six months ended June 30, 1997 was 18.26%,* substantially greater than the Lipper Equity Income Index, which was up 15.40%. The Lipper Equity Income Index is an unmanaged index generally representative of funds that invest over 60% of assets in equities.

Since we are trying to provide above-average equity income, we are going to have a high percentage of energy, financial and utility shares. Energy and particularly financial stocks were generally strong in the first half. In addition, a stock such as McGraw-Hill (1.9%), which is in the college textbook publishing business, is benefiting from demographic trends. Texas and California, the two biggest markets for educational materials, are in the process of ordering new books for students. The stock was up 32% during the period.

Q. WHAT IS THE PORTFOLIO'S STRATEGY FOR ACHIEVING ABOVE-AVERAGE DIVIDEND INCOME?

A. In addition to searching for large-and mid-cap stocks paying above-average dividends, we are also investing in convertible securities and real estate investment trusts (REITs). For example, Equity Residential Properties (1.9%), the largest apartment REIT in the country, is producing a current yield of 5.2%. We also own a convertible bond issued by Hilton Hotels (0.9%) that offers a 3% yield and most of the appreciation potential of Hilton's common stock. However, we chose not to invest in the stock because it does not pay a dividend. It is important to be very selective in purchasing convertible bonds, because there are many convertibles in the marketplace issued by companies that are not doing well.**

Q. WHAT IS YOUR STRATEGY FOR THE NEXT SIX MONTHS?

A. We're starting to realize some profits in the large-capitalization companies whose prices have risen sharply. We're reinvesting those profits in sectors and stocks that appear relatively undervalued. For example, we recently added Duke Energy (2.0%), a North Carolina utility, which has risen just 5% this year. The stock offers a 4% dividend yield, and we believe that the company has good long-term prospects. Utilities are defensive when a market correction occurs. We're also starting to emphasize more mid-cap companies that have good business niches. An example is Johnson Controls (1.5%), a manufacturer of automobile parts, heating, air conditioning and other climate controls. We believe that our strategy of emphasizing dividends will help to cushion the Portfolio in the event of a stock market sell-off later in 1997.

---------------
  * Including the 3.00% sales load, the Portfolio's return was 14.68% for the period.

    The quoted performance of the AmeriStar Dividend Growth Portfolio includes performance of certain collective trust fund ("Commingled") accounts advised by First American National Bank, for periods dating back to 12/31/86 and prior to the mutual fund's commencement of operations on 2/28/97, as adjusted to reflect the expenses associated with the mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

 ** The portfolio's composition is subject to change.

[PHOTO OF DONALD F. TURK]
                    DONALD F. TURK
                    Portfolio Manager
                    Core Income
                    Portfolio

===============================================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade U.S. dollar-denominated fixed-income securities of domestic and foreign issuers with maturities of any length. This Portfolio is suitable for investors seeking regular monthly income without undue risk to principal.
-------------------------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING THE FIRST HALF OF 1997?

A. Due to a volatile interest rate environment in the first quarter, the Core Income Portfolio produced a total return of 2.14%* for the six-months ended June 30, 1997. In comparison, the Merrill Lynch Corporate/Government Index, an unmanaged benchmark, produced a total return of 2.79%. The Merrill Lynch Corporate/Government Master Index is generally representative of U.S. Treasury and Agency bonds and investment-grade corporate bonds. Total return equals yield plus or minus the change in the Portfolio's net asset value during the period. The total return percentage is not annualized.

It is also important to recognize income yield to shareholders. As of June 30, 1997, the Portfolio's 30-day SEC yield was 5.86%** at NAV, compared to 5.30% at the end of 1996. The yield percentage is annualized.

Q. WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?

A. Two factors affected the Portfolio: the stronger-than-expected economy in the first quarter and the volatile interest rate environment. In the first quarter, the Gross Domestic Product grew a sizzling 5.9%. In response, the Federal Reserve Board increased short-term interest rates from 5.25% to 5.50%. Meanwhile, the 30-year U.S. Treasury bond peaked at 7.17% before easing to 6.78% at June 30, 1997. Bond prices move inversely to interest rates.

The reason for the interest rate volatility is that since World War II, economic expansions have been followed by higher inflation, so many bond investors thought rates would move higher. Yet, we're in the seventh year of an expansion, and inflation is actually coming down. Another thing that is unusual is that the Federal Reserve Board typically raises interest rates more than once. Investors were expecting the Fed to boost rates at least one more time during the second quarter, but rates pushed lower after the Fed made no changes.

Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?

A. In the corporate portfolio, we were able to add yield by purchasing bonds issued by IBM (1.7% of the portfolio) and Reliance Electric (2.0%). In one instance, we had a choice between IBM and Eli Lilly; we sold Lilly and bought IBM because it was yielding 0.60% over Treasuries (whereas Eli Lilly was yielding only 0.35% over Treasuries). And yet, both companies have fairly similar credit ratings.***

We have avoided the tobacco bonds for a long time for obvious reasons. Even with the recent agreement between the states and the tobacco companies, we don't think we are adequately compensated for the risk of owning them. The details of the agreement are still too uncertain.

Q. WHAT IS YOUR OUTLOOK?

A. From a credit standpoint, the financial and industrial sectors are doing very well. Many more bonds have received credit upgrades than downgrades. A lot of these companies have issued stock and have bolstered the equity on their balance sheets.

Nevertheless, the financial markets remain event driven and volatile. A negative economic report or a sudden upward spike in inflation could again prompt the Fed to increase interest rates as they did in March. Even the perception of a possible move by the Fed would likely be enough to send yields toward the upper end of our expected trading range. However, barring a strong resurgence in the economy or in the rate of inflation, we feel that the previous high of 7.17% for the 30-year Treasury bond will hold.

---------------
  * Including the 3.00% sales load, the Portfolio's return was -0.93% for the period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been 5.61% at NAV.

*** The portfolio's composition is subject to change.

[PHOTO OF DONALD F. TURK]
                    DONALD F. TURK
                    Portfolio Manager
                    Limited Duration
                    Income Portfolio

===============================================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income without assuming undue risk. It invests primarily in investment-grade, U.S. dollar-denominated fixed-income securities of domestic and foreign issuers that generally have a duration of under four years. This Portfolio is suitable for investors seeking regular monthly income without undue risk to principal.
-------------------------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING THE FIRST HALF OF 1997?

A. Due to rising interest rates in the first quarter, the Limited Duration Income Portfolio produced a total return of 2.6% for the six-months ended June 30, 1997.* In comparison, the Merrill Lynch 1-5 Year Corporate/Government Index, an unmanaged benchmark, produced a total return of 2.9%. The index is a broad performance measure of bonds with maturities in the one-to-five-year range. Total return equals yield plus or minus the change in the Portfolio's net asset value during the period. The total return percentage is not annualized.

It is also important to recognize income yield to shareholders. As of June 30, 1997, the Portfolio's 30-day SEC yield was 5.65%** at NAV compared to 5.22% as of December 31, 1996. The yield percentage is annualized.

Q. WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?

A. Two factors affected the Portfolio: the stronger-than-expected economy in the first quarter and the volatile interest rate environment. In the first quarter, the Gross Domestic Product grew a sizzling 5.9%. In response, the Federal Reserve Board boosted short-term interest rates from 5.25% to 5.50%. Meanwhile, the five-year U.S. Treasury bond moved from a yield of 6.21% on December 31, 1996, to 6.86% on April 14, 1997. Because the economy slowed in the second quarter, and the Fed decided not to raise short-term interest rates a second time, and the five-year U.S. Treasury bond yield eased to 6.14% by June 30, 1997. Bond prices move inversely to interest rates.

The reason for the interest-rate volatility is that since World War II, economic expansions have been followed by higher inflation, so many investors thought that rates would move higher. Yet, we're in the seventh year of an expansion, and inflation is actually coming down. Another thing that is unusual is that the Federal Reserve Board typically raises interest rates more than once. Investors were expecting the Fed to boost rates at least one more time during the second quarter, but rates pushed lower after the Fed made no changes.

Q. WHAT STRATEGIES HAVE YOU EMPLOYED?

A. In an effort to boost the Portfolio's yield, we have shifted some money away from U.S. Government bonds and into high-grade corporate bonds. Some of the more attractive names are in banking and finance. For instance, we recently sold some U.S. Treasury bonds to purchase Bankers Trust bonds (1.45% of the portfolio) due in 2001. In doing so, we picked up nearly one percentage point in yield.***

Q. HOW HAS THE SHRINKING FEDERAL BUDGET DEFICIT AFFECTED THE MARKET?

A. Consider that foreign buyers purchased $268 billion worth of U.S. Treasury securities in the first quarter, during which time the U.S. Government issued only $72 billion in new bonds. Interest rates are falling because the national debt is growing less rapidly and foreigners are coming in and soaking up what debt there is. The Japanese will continue to buy our bonds as long as their ten-year treasury pays only 2.5% while ours pays more than 6%.

Q. WHAT IS YOUR OUTLOOK?

A. It depends on the strength of the economy. The bond market performs well as long as GDP growth stays in the 2% to 2.5% range. But if we start growing at 3% to 4%, particularly since the economy is at full employment already, then interest rates will likely rise again.

---------------
  * Including the 3.00% sales load, the Portfolio's return was - 0.54% for the period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been 5.40% at NAV.

*** The portfolio's composition is subject to change.

[PHOTO OF DONALD F. TURK]
                    DONALD F. TURK
                    Portfolio Manager
                    Limited Duration
                    U.S. Government
                    Portfolio

===============================================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with high current income without assuming undue risk. This Portfolio will invest primarily in a portfolio of U.S. Government securities that, under normal market conditions, has a duration that approximates that of the Merrill Lynch Government 1- to 5-Year Bond Index.
-------------------------------------------------------------------------------

Q. WHAT IS THE PURPOSE OF THIS NEW FUND?

A. This is an opportunity to invest in a relatively short-term fund of U.S. Government, agency and selected mortgage-backed securities. Without corporate securities, the Portfolio offers higher credit quality but somewhat lower yield. The average maturity of the Portfolio is about three years.

Although this is a new mutual fund, it is not a new portfolio. The Limited Duration U.S. Government Portfolio began operations on February 28, 1997, through a transfer of assets from a trust fund managed by First American National Bank, which used substantially the same investment objective and methods.

Q. HOW DID THE PORTFOLIO PERFORM DURING THE FIRST HALF OF 1997?

A. The Limited Duration U.S. Government Portfolio produced a total return of 2.3%.* In comparison, the Merrill Lynch 1-5 Year Government Bond Index, an unmanaged benchmark, produced a total return of 2.8%. The index is a broad performance measure of government bonds with maturities in the one-to-five-year range. Total return equals yield plus or minus the change in the Portfolio's net asset value during the period. The total return percentage is not annualized.

It is also important to recognize income yield to shareholders. As of June 30, 1997, the Portfolio's 30-day SEC yield at NAV was 5.25%.** The yield percentage is annualized.

Q. WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?

A. Two factors affected the Portfolio: the stronger-than-expected economy in the first quarter and the volatile interest rate environment. In the first quarter, the Gross Domestic Product grew a sizzling 5.9%. In response, the Federal Reserve Board boosted short-term interest rates from 5.25% to 5.50%. Meanwhile, the five-year U.S. Treasury bond moved from a yield of 6.21% on December 31, 1996, to 6.86% on April 14 and back down to 6.14% on June 30, 1997. Bond prices move inversely to interest rates.

Q. WHAT IS YOUR STRATEGY?

A. Because interest rates fell in the second quarter, one of our goals has been to find ways to increase the Portfolio's yield. Agency securities and bonds that are callable typically offer higher yields. In the second quarter, interest rates have been falling. As a result, we de-emphasized mortgage-backed securities -- particularly those with higher coupons -- because they have a tendency to be refinanced when rates fall.***

Q. WHAT IS YOUR OUTLOOK?

A. There are four developments that bode well for the bond market and lower interest rates. One is the globalization of the economy. Investments should not rely solely upon domestic capacity, whether it's labor, materials or manufacturing capacity. That has had a great disinflationary impact on our markets. The second is the revolutionary impact of computer technology on cost efficiencies. Thirdly, the change in demographics is very real. With the aging population, people are saving and investing huge amounts of money. Finally, there has been a major change in inflationary psychology. Fifteen years ago, people thought that you better buy now or the price is going up. Now, you've got the reverse. Why buy now when the price may be lower tomorrow? This is why we're in the seventh year of an economic recovery and the consumer price index is falling.

---------------
  * Including the 3.00% sales load, the Portfolio's return was - 0.81% for the period.

    The quoted performance of the AmeriStar Limited Duration U.S. Government Portfolio includes performance of certain collective trust fund ("Commingled") accounts advised by First American National Bank for periods dating back to 12/31/86 and prior to the mutual fund's commencement of operations of 2/28/97, as adjusted to reflect the expenses associated with the mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been 4.69% at NAV.

*** The portfolio's composition is subject to change.

[PHOTO OF SHARON BROWN]
                    SHARON BROWN
                    Portfolio Manager
                    Tennessee
                    Tax Exempt
                    Bond Portfolio

===============================================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income exempt from federal and Tennessee State income taxes without assuming undue risk. The Portfolio invests primarily in investment-grade Tennessee municipal obligations and is suitable for Tennessee residents seeking monthly interest income exempt from both federal and Tennessee personal income taxes.*** The Portfolio affords greater diversification and liquidity than most investors would achieve by purchasing municipal securities directly.
-------------------------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM DURING THE FIRST HALF OF 1997?

A. The Portfolio produced a total return of 1.57%* for the six months ended June 30, 1997. In comparison, the Portfolio's unmanaged benchmark, the Lehman Brothers Municipal 10-Year Index, produced a total return of 3.27%. The index is a broad performance measure of municipal bonds with intermediate-term maturities. Total return equals yield plus or minus the change in the Portfolio's net asset value during the period. The total return percentage is not annualized.

It is also important to recognize income yield to shareholders. As of June 30, 1997, the Portfolio's 30-day SEC yield at NAV was 4.19%.** For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 6.55%.*** The yield percentage is annualized.

Q. WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?

A. The municipal bond market continues to be volatile, reacting very strongly to any perceived shift in the economy. As a result, the Portfolio's NAV fluctuated significantly during the period.

The municipal market did not offer much additional yield for longer maturities or lower credit quality. Beyond 15-year maturities, municipal bond yields were relatively flat out to 30 years. In addition, we didn't believe we would be adequately compensated for buying bonds with credit ratings below A.

Another factor exerting downward pressure on yields was the lack of supply of bonds. In Tennessee, there has been a 30% decline over the last year in the supply of municipal bond paper. Many municipalities are at their legislative borrowing limit, without going back to the voters to request an increase. In addition, many bonds issued prior to the Tax Reform Act of 1986 with ten year call provisions were finally called out of the marketplace.

Q. WHAT TYPES OF BONDS HAVE YOU PURCHASED RECENTLY?

A. We are geared toward the conservative investor looking for stability of principal and income, not stretching for yield. As a result, our strategy has been to match our benchmark of ten years and stick with the high-quality general obligation and essential revenue bonds. For instance, we recently purchased Knox County 5% bonds maturing in 2015. Although the bonds are callable, the bonds will likely trade to the longer maturity date unless interest rates fall dramatically. In a period of falling interest rates, bonds with longer maturities appreciate the most. Another recent purchase was Shelby County for Methodist Hospitals 6.25% due 2008. The bonds are attractive because they have a high coupon and are not callable. In addition, if interest rates rise, the high coupon cushions the bond's price decline.

Q. WHAT IS YOUR OUTLOOK?

A. The market was strong in late June and early July and is probably due for a moderate correction. However, as unemployment remains low and inflation continues at desirable levels, we remain positive on the municipal bond market over the long term.

---------------
  * Including the 3.00% sales load, the Portfolio's return was -1.51% for the period.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been 3.94% at NAV.

*** The Portfolio's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

[PHOTO OF SHARON BROWN]
                    SHARON BROWN
                    Limited Duration
                    Tennessee Tax Free
                    Portfolio

===============================================================================
 INVESTMENT GOAL
 The Portfolio seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in a portfolio of investment grade Tennessee Municipal Obligations that, under normal market conditions, has a duration of under five years and an effective average portfolio maturity ranging between three and five years.

-------------------------------------------------------------------------------
Q. WHAT IS THE PURPOSE OF THIS NEW FUND?

A. The Portfolio is designed to earn a higher rate of return than a tax-free money market fund without much fluctuation in net asset values. We accomplish this by investing in high-quality tax-exempt securities with an average maturity of five years or less.

Although this is a new mutual fund, it is not a new portfolio. The Limited Duration Tennessee Tax Free Portfolio began operations on February 28, 1997, through a transfer of assets from certain trust fund accounts managed by First American National Bank, using substantially the same investment objective and methods.

Q. HOW DID THE PORTFOLIO PERFORM DURING THE FIRST HALF OF 1997?

A. The Portfolio produced a total return of 1.71%* for the six months ended June 30, 1997. In comparison, the Portfolio's unmanaged benchmark, the Lehman Brothers Municipal 1-5 Year Index, produced a total return of 2.42%. The index is a broad performance measure of municipal bonds with short-term maturities. Total return equals yield plus or minus the change in the Portfolio's net asset value during the period. The total return percentage is not annualized.

It is also important to recognize income yield to shareholders. As of June 30, 1997, the Portfolio's 30-day SEC yield at NAV was 3.77%**. For investors in the 36% federal income tax bracket, that is equivalent to a taxable yield of 5.89%.*** The yield percentage is annualized.

Q. WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE?

A. On the plus side, the relationship between yields on Tennessee tax-exempts and U.S. Treasuries are quite favorable on maturities up to five years. However, it was difficult to obtain higher yields than that offered on the highest quality bonds. Since the market did not compensate us for taking additional credit risk, we focused on higher credit quality issues.

Another factor exerting downward pressure on yields was the lack of supply of bonds. In Tennessee, there has been a 30% decline over the last year in the supply of municipal bonds. Many municipalities are at their legislative borrowing limit, without going back to the voters to request an increase. In addition, many bonds issued prior to the Tax Reform Act of 1986 with 10-year call provisions were finally called out of the marketplace.

Q. WHAT TYPES OF BONDS HAVE YOU PURCHASED RECENTLY?

A. One recent purchase was Johnson City, Tennessee, 6.75% due 2016 but pre-refunded to 2002. A pre-refunding is a procedure in which a bond issuer issues a second bond when rates are lower to pay off the first bond on a particular date. The proceeds from the second bond are safely invested, usually in U.S. Treasuries, timed to mature at the pre-refunded date. Because of the pre-refunding, the bonds are rated AAA.

Q. WHAT IS YOUR OUTLOOK?

A. The market was strong in late June and early July and is probably due for a moderate correction. However, as unemployment remains low and inflation continues at desirable levels, I'm positive on the municipal bond market over the long term.

---------------
  * Including the 3.00% sales load, the Portfolio's return was -1.38% for the period.

    The quoted performance of the AmeriStar Limited Duration Tennessee Tax Free Portfolio includes performance of certain collective trust fund ("Commingled") accounts advised by First American National Bank, for periods dating back to 12/31/86 and prior to the mutual fund's commencement of operations on 2/28/97, as adjusted to reflect the expenses associated with the mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

 ** During the period, certain expenses were voluntarily waived and/or reimbursed. Had these waivers and/or reimbursements not been in effect, the 30-day SEC yield would have been 3.30% at NAV.

*** The Portfolio's income may be subject to certain state and local taxes, and, depending on your tax status, the federal alternative minimum tax.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         S&P/MOODY'S                         PRINCIPAL     AMORTIZED
                                                           RATINGS                MATURITY     AMOUNT        COST
                                                         (UNAUDITED)     RATE       DATE       (000)       (NOTE 2)
                                                         -----------   --------   --------   ----------   -----------
BANK NOTES -- 7.0%
  Morgan Stanley Group Variable Rate....................  A1+/P1         5.76%*    8/18/97     $3,000     $ 3,000,000
  Northern Trust........................................  A1+/P1         5.75       3/4/98      3,000       2,998,059
                                                                                                          -----------
Total Bank Notes (Cost $5,998,059)......................                                                    5,998,059
                                                                                                          -----------
CERTIFICATES OF DEPOSIT -- 16.3%
DOMESTIC -- 3.5%
  Union Bank of California..............................  A1/P1          5.55      7/16/97      3,000       3,000,000
                                                                                                          -----------
YANKEE -- 12.8%
  Abbey National Treasury plc -- New York Branch,
     Variable Rate......................................  A1+/P1         5.65*      7/1/97      3,000       2,998,854
  Commerzbank -- New York Branch........................  A1+/P1         5.56       7/7/97      3,000       2,999,981
  Dai-Ichi Kangyo Bank, Ltd. -- New York Branch.........  A1/P1          5.85      7/18/97      3,000       3,000,174
  Dresdner Bank -- New York Branch......................  A1+/P1         5.56       7/2/97      2,000       1,999,998
                                                                                                          -----------
                                                                                                           10,999,007
                                                                                                          -----------
Total Certificates of Deposit (Cost $13,999,007)........                                                   13,999,007
                                                                                                          -----------
COMMERCIAL PAPER -- 34.8%
DOMESTIC -- 31.3%
  Aetna Services Inc....................................  A1/P1          5.62       7/7/97      3,000       2,997,189
  Bankers Trust.........................................  A1+/P1         5.43      10/6/97      3,000       2,956,108
  Chrysler Financial Corp...............................  A1/F1**        5.60      7/29/97      3,000       2,986,933
  Countrywide Funding Corp..............................  A1/F1**        5.57      7/17/97      3,000       2,992,573
  Dakota Finance........................................  A1+/P1         5.56      7/23/97      3,000       2,989,807
  Dynamic Funding.......................................  D1**/P1        5.70      7/14/97      3,000       2,993,825
  Mitsubishi Motors Credit of America, LOC: Bank of
     Tokyo, Mitsubishi Bank, Ltd........................  A1/P1          5.65       9/8/97      3,000       2,967,513
  Sanwa Business Credit Corp............................  D1**/P1        5.65      7/11/97      3,000       2,995,292
  Shimizu International Finance (USA), Inc., LOC:
     Dai-Ichi Kango Bank Ltd. (c).......................  A1/P1          5.63      8/12/97      3,000       2,980,295
                                                                                                          -----------
                                                                                                           26,859,535
                                                                                                          -----------
FOREIGN -- 3.5%
  Pearson Inc...........................................  A1/P1          5.58       7/2/97      3,000       2,999,535
                                                                                                          -----------
Total Commercial Paper (Cost $29,859,070)...............                                                   29,859,070
                                                                                                          -----------

                                                                       Continued

                                                         S&P/MOODY'S                         PRINCIPAL     AMORTIZED
                                                           RATINGS                MATURITY     AMOUNT        COST
                                                         (UNAUDITED)     RATE       DATE       (000)       (NOTE 2)
                                                         -----------   --------   --------   ----------   -----------
CORPORATE OBLIGATIONS -- 26.7%
  ABSIT, Series 1997-A, Variable Rate, Medium Term Note
     (b)................................................  A1/F1**        5.74%*    7/18/97     $3,000     $ 3,000,000
  Credit Suisse Financial Products/SPARCS 1996-12,
     Variable Rate, Medium Term Note (b)................  F1+**/P1       5.79*     7/22/97      2,500       2,500,000
  Dean Witter, Variable Rate Medium Term Note...........  A1/P1          5.77*      7/2/97      3,000       3,002,299
  Goldman Sachs, Variable Rate Promissory Note..........  A1+/P1         5.69*     7/12/97      3,000       3,000,000
  Merrill Lynch & Co.,Variable Rate Medium Term Note....  A1+/P1         5.65*     7/14/97      3,000       3,000,000
  SMM Trust, 1996-B, Variable Rate Medium Term Note
     (b)................................................  A1+/P1         5.74*      7/4/97      2,475       2,475,000
  TMG Financial/TIERS Series DCMT 1996-A, Variable Rate,
     Medium Term Note (b)...............................  A1+/P1         5.72*     7/15/97      3,000       3,000,000
  U.S. Leasing Capital Corp., Variable Rate Medium Term
     Note...............................................  A1/P1          5.91*      7/6/97      3,000       3,002,851
                                                                                                          -----------
Total Corporate Obligations (Cost $22,980,150)..........                                                   22,980,150
                                                                                                          -----------
TIME DEPOSITS -- 3.5%
  Bank of Scotland -- Grand Cayman Branch...............  A1+/P1         5.69      9/16/97      3,000       3,000,000
                                                                                                          -----------
REPURCHASE AGREEMENTS -- 11.4%
  Goldman Sachs, dated 6/30/97, with a maturity value of
     $9,794,231 (Collateralized by $10,500,000
     Commercial Paper, 8/26/97, value -- $10,402,245)...                 6.30       7/1/97      9,793       9,792,541
                                                                                                          -----------
TOTAL INVESTMENTS (AMORTIZED COST $85,628,827)
  (A) -- 99.7%..........................................                                                   85,628,827
ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.3%...........                                                      281,630
                                                                                                          -----------
TOTAL NET ASSETS -- 100.0%..............................                                                  $85,910,457
                                                                                                          ===========

---------------
Percentages indicated are based on net assets of $85,910,457.

(a) Cost for federal income tax and financial reporting purposes are the same.

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(c) Illiquid security.

 * Variable rate security. Rate resets weekly, monthly or quarterly. The rate reflected on the Portfolio of Investments is the rate in effect at June 30, 1997. Maturity date reflects the next reset date.

** NRSRO other than Moody's or S&P.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at amortized cost...............................................  $75,836,286
  Repurchase agreements, at amortized cost...................................................    9,792,541
  Interest receivable........................................................................      352,749
  Receivable for Portfolio shares sold.......................................................      355,453
  Deferred organization costs (Note 2).......................................................       23,045
  Prepaid expenses and other assets..........................................................        2,046
                                                                                               -----------
Total assets.................................................................................   86,362,120
                                                                                               -----------
LIABILITIES
  Distributions payable......................................................................      346,768
  Payable for Portfolio shares redeemed......................................................       33,830
  Accrued expenses:
     Advisory fees...........................................................................        6,937
     Sub-advisory fees.......................................................................       10,406
     Administration fees.....................................................................        6,942
     Shareholder service fees................................................................        7,843
     Other...................................................................................       38,937
                                                                                               -----------
Total liabilities............................................................................      451,663
                                                                                               -----------
NET ASSETS
     Investor Shares.........................................................................  $42,768,668
     Trust Shares............................................................................   43,141,789
                                                                                               -----------
Total Net Assets.............................................................................  $85,910,457
                                                                                                ==========
Shares Outstanding ($0.001 par value, 1 billion shares authorized)
     Investor Shares.........................................................................   42,769,594
     Trust Shares............................................................................   43,141,901
                                                                                               -----------
                                                                                                85,911,495
                                                                                                ==========
Net Asset Value, Offering Price and Redemption Price per Share
     Investor Shares.........................................................................        $1.00
                                                                                                     -----
     Trust Shares............................................................................        $1.00
                                                                                                     =====
COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par......................................................  $    85,911
  Additional paid-in capital.................................................................   85,822,021
  Undistributed net investment income........................................................        3,563
  Accumulated net realized losses on investment transactions.................................       (1,038)
                                                                                               -----------
Net Assets, June 30, 1997....................................................................  $85,910,457
                                                                                                ==========

---------------
See Notes to Financial Statements

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest.............................................................................              $2,104,694

Expenses
  Advisory fees......................................................................   $37,361
  Sub-advisory fees..................................................................    56,042
  Administration fees................................................................    37,361
  Shareholder service fees (Investor Shares).........................................    35,834
  Custodian fees.....................................................................    20,624
  Accounting fees....................................................................    30,187
  Transfer agent fees and expenses...................................................    22,627
  Legal and audit fees...............................................................    12,567
  Reports to shareholders............................................................       790
  Amortization of organization expenses..............................................     6,154
  Directors' fees....................................................................     2,993
  Insurance expense..................................................................     2,099
  Registration fees..................................................................     5,736
  Other expenses.....................................................................     1,448
                                                                                        -------
     Total expenses..................................................................                 271,823
                                                                                                   ----------
Net Investment Income................................................................               1,832,871
                                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................              $1,832,871
                                                                                                   ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           SIX MONTHS
                                                                              ENDED            YEAR ENDED
                                                                          JUNE 30, 1997     DECEMBER 31, 1996
                                                                          -------------     -----------------
                                                                           (UNAUDITED)
INCREASE IN NET ASSETS
Operations
  Net investment income.................................................  $   1,832,871       $   3,612,781
  Net realized losses from securities transactions......................             --                (149)
                                                                          -------------       -------------
  Net increase in net assets resulting from operations..................      1,832,871           3,612,632
                                                                          -------------       -------------
Dividends to shareholders:
  From net investment income (Investor Shares)..........................       (682,049)         (2,446,618)
  From net investment income (Trust Shares).............................     (1,150,822)         (1,166,163)(a)
                                                                          -------------       -------------
Total Dividends to shareholders.........................................     (1,832,871)         (3,612,781)
                                                                          -------------       -------------
Capital Share Transactions (at $1.00 per share)
  Net proceeds from shares subscribed...................................    168,812,387         381,614,137
  Net asset value of shares issued to shareholders in reinvestment of
     dividends..........................................................         12,308              26,543
  Cost of shares redeemed...............................................   (153,850,681)       (374,623,264)
                                                                          -------------       -------------
  Net increase in net assets from Capital share transactions............     14,974,014           7,017,416
                                                                          -------------       -------------
Total Increase in Net Assets............................................     14,974,014           7,017,267

NET ASSETS
  Beginning of period...................................................     70,936,443          63,919,176
                                                                          -------------       -------------
  End of period.........................................................  $  85,910,457       $  70,936,443
                                                                          =============       =============

SHARE TRANSACTIONS:
  Issued................................................................    168,812,387         381,614,137
  Reinvested............................................................         12,308              26,543
  Redeemed..............................................................   (153,850,681)       (374,623,264)
                                                                          -------------       -------------
  Change in shares......................................................     14,974,014           7,017,416
                                                                          =============       =============

---------------

(a) For the period from July 1, 1996 (commencement of operations of Trust Shares) through December 31, 1996.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        PRINCIPAL    AMORTIZED
                                                                             MATURITY    AMOUNT         COST
                                                                     RATE      DATE       (000)       (NOTE 2)
                                                                     ----    --------   ---------   ------------
U.S. TREASURY BILLS -- 19.7%
  U.S. Treasury Bill................................................ 5.20%*   7/10/97    $  5,000   $  4,993,668
  U.S. Treasury Bill................................................ 5.35*    7/24/97       5,000      4,983,804
  U.S. Treasury Bill................................................ 5.32*     8/7/97       5,000      4,973,072
  U.S. Treasury Bill................................................ 5.16*    8/21/97       5,000      4,964,371
  U.S. Treasury Bill................................................ 5.44     9/18/97       5,000      4,941,738
  U.S. Treasury Bill................................................ 5.41*    10/2/97       5,000      4,931,671
  U.S. Treasury Bill................................................ 5.43*   10/23/97       5,000      4,916,163
                                                                                                    ------------
Total U.S. Treasury Bills (Cost $34,704,487)........................                                  34,704,487
                                                                                                    ------------
U.S. TREASURY NOTES -- 22.7%
  U.S. Treasury Note................................................ 5.88     7/31/97       5,000      5,001,922
  U.S. Treasury Note................................................ 5.63     8/31/97       5,000      5,000,535
  U.S. Treasury Note................................................ 5.75     9/30/97       5,000      5,001,658
  U.S. Treasury Note................................................ 5.63    10/31/97       5,000      5,002,792
  U.S. Treasury Note................................................ 5.75    10/31/97       5,000      4,999,126
  U.S. Treasury Note................................................ 7.38    11/15/97       5,000      5,032,043
  U.S. Treasury Note................................................ 5.38    11/30/97      10,000      9,993,093
                                                                                                    ------------
Total U.S. Treasury Notes (Cost $40,031,169)........................                                  40,031,169
                                                                                                    ------------
U.S. TREASURY STRIPS -- 8.4%
  U.S. Treasury Strip............................................... N/A      8/15/97      10,000      9,797,347
  U.S. Treasury Strip............................................... N/A     11/15/97       5,000      4,967,718
                                                                                                    ------------
Total U.S. Treasury Strips (Cost $14,765,065).......................                                  14,765,065
                                                                                                    ------------
REPURCHASE AGREEMENTS -- 49.4%
  Goldman Sachs, dated 6/30/97, with a maturity value of $40,988,110
     (Collateralized by $43,784,000 U.S. Treasury Bonds, 6.25%,
     8/15/23, value -- $41,801,373)................................. 5.75      7/1/97      40,982     40,981,654
  Merrill Lynch, dated 6/30/97, with a maturity value of $5,000,767
     (Collateralized by $5,105,000 U.S. Treasury Notes, 6.00%,
     6/30/99, value -- $5,101,835).................................. 5.60      7/1/97       5,000      5,000,000
  Prudential, dated 6/30/97, with a maturity value of $40,988,166
     (Collateralized by $58,725,007 Government National Mortgage
     Assoc., 5.50%-12.00%, 1/1/00-8/15/27, value -- $41,815,536).... 5.80      7/1/97      40,982     40,981,654
                                                                                                    ------------
Total Repurchase Agreements (Cost $86,963,308)......................                                  86,963,308
                                                                                                    ------------
TOTAL INVESTMENTS (AMORTIZED COST $176,464,029) (A) -- 100.2%.......                                 176,464,029
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).....................                                    (290,737)
                                                                                                    ------------
TOTAL NET ASSETS -- 100.0%..........................................                                $176,173,292
                                                                                                     ===========

------------------

Percentages indicated are based on net assets of $176,173,292.

(a) Cost for federal income tax and financial reporting purposes are the same.

  * Effective yield at issue.
N/A = Not applicable.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at amortized cost..............................................  $ 89,500,721
  Repurchase agreements, at amortized cost..................................................    86,963,308
  Interest receivable.......................................................................       491,173
  Deferred organization costs (Note 2)......................................................        24,160
  Prepaid expenses and other assets.........................................................        41,000
                                                                                              ------------
Total assets................................................................................   177,020,362
                                                                                              ------------

LIABILITIES
  Distributions payable.....................................................................       707,350
  Accrued expenses:
     Advisory fees..........................................................................        36,450
     Administration fees....................................................................        14,571
     Shareholder service fees...............................................................        15,363
     Transfer agent fees....................................................................         4,375
     Legal and audit fees...................................................................        16,082
     Other..................................................................................        52,879
                                                                                              ------------
Total liabilities...........................................................................       847,070
                                                                                              ------------

NET ASSETS
  Investor Shares...........................................................................  $ 74,982,722
  Trust Shares..............................................................................   101,190,570
                                                                                              ------------
                                                                                              $176,173,292
                                                                                               ===========
Shares Outstanding ($0.001 par value, 1 billion shares authorized)
  Investor Shares...........................................................................    74,982,722
  Trust Shares..............................................................................   101,190,570
                                                                                              ------------
                                                                                               176,173,292
                                                                                               ===========

Net Asset Value, Offering Price and Redemption Price per Share
  Investor Shares...........................................................................         $1.00
  Trust Shares..............................................................................         $1.00
                                                                                                     =====

COMPOSITION OF NET ASSETS:
  Shares of beneficial interest, at par.....................................................  $    176,173
  Additional paid-in capital................................................................   175,993,580
  Undistributed net investment income.......................................................         3,539
                                                                                              ------------
Net Assets, June 30, 1997...................................................................  $176,173,292
                                                                                               ===========

---------------

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest............................................................................               $4,968,273
Expenses
  Advisory fees.....................................................................   $231,916
  Administration fees...............................................................     92,766
  Shareholder Service fees (Investor Shares)........................................     98,858
  Custodian fees....................................................................     20,705
  Accounting fees...................................................................     37,963
  Transfer agent fees and expenses..................................................     22,325
  Legal and audit fees..............................................................     19,695
  Reports to shareholders...........................................................     11,917
  Amortization of organization expenses.............................................      6,154
  Directors' fees...................................................................      4,349
  Insurance expense.................................................................      5,031
  Registration fees.................................................................     10,691
                                                                                       --------
     Total expenses.................................................................                  562,370
                                                                                                   ----------
Net Investment Income...............................................................                4,405,903
                                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................               $4,405,903
                                                                                                   ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               SIX MONTHS
                                                                                  ENDED            YEAR ENDED
                                                                              JUNE 30, 1997    DECEMBER 31, 1996
                                                                              -------------    ------------------
                                                                               UNAUDITED)
INCREASE IN NET ASSETS
Operations
  Net investment income....................................................   $   4,405,903      $    8,714,947
                                                                              -------------       -------------
Dividends to shareholders:
  From net investment income (Investor Shares).............................      (1,818,927)         (5,988,175)
  From net investment income (Trust Shares)................................      (2,586,976)         (2,726,772)(a)
                                                                              -------------       -------------
Total Dividends to shareholders............................................      (4,405,903)         (8,714,947)
                                                                              -------------       -------------

Capital Share Transactions (at $1.00 per share)
  Net proceeds from shares subscribed......................................     213,825,664         460,104,988
  Net asset value of shares issued to shareholders in reinvestment of
     dividends.............................................................          34,711              56,500
  Cost of shares redeemed..................................................    (225,693,486)       (440,585,214)
                                                                              -------------       -------------
  Net increase (decrease) in net assets from Capital share transactions....     (11,833,111)         19,576,274
                                                                              -------------       -------------

Total Increase (Decrease) in Net Assets....................................     (11,833,111)         19,576,274

NET ASSETS
  Beginning of period......................................................     188,006,403         168,430,129
                                                                              -------------       -------------
  End of period............................................................   $ 176,173,292      $  188,006,403
                                                                              =============       =============

SHARE TRANSACTIONS:
  Issued...................................................................     213,825,664         460,104,988
  Reinvested...............................................................          34,711              56,500
  Redeemed.................................................................    (225,693,486)       (440,585,214)
                                                                              -------------       -------------
  Change in shares.........................................................     (11,833,111)         19,576,274
                                                                              =============       =============

---------------

(a) For the period from July 1, 1996 (commencement of operations of Trust Shares) through December 31, 1996.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                   VALUE
                                                                                    SHARES        (NOTE 2)
                                                                                   ---------    ------------
COMMON STOCKS -- 97.8%
AIR TRANSPORTATION -- 2.2%
  Southwest Airlines Co.........................................................     113,300    $  2,931,638
                                                                                                ------------
BANKING -- 6.8%
  Banc One Corp.................................................................      59,000       2,857,813
  Norwest Corp..................................................................      59,540       3,349,124
  Wachovia (Wb), (b)............................................................      48,000       2,799,000
                                                                                                ------------
                                                                                                   9,005,937
                                                                                                ------------
COMPUTER SOFTWARE -- 7.4%
  Cisco Systems, Inc. (b).......................................................      41,050       2,755,480
  Computer Sciences Corp. (b)...................................................      27,000       1,947,375
  Microsoft Corp. (b)...........................................................      16,500       2,085,188
  Oracle Systems Corp. (b)......................................................      59,127       2,978,522
                                                                                                ------------
                                                                                                   9,766,565
                                                                                                ------------
COMPUTERS-MAIN & MINI -- 1.5%
  Hewlett-Packard Co............................................................      35,300       1,976,800
                                                                                                ------------
CONSUMER-MISCELLANEOUS SERVICES -- 5.3%
  Corrections Corp. of America (b)..............................................      51,200       2,035,200
  Manpower Inc. Wisconsin.......................................................      46,500       2,069,250
  Service Corp. International...................................................      88,500       2,909,437
                                                                                                ------------
                                                                                                   7,013,887
                                                                                                ------------
COSMETICS & TOILETRIES -- 2.1%
  Gillette Co...................................................................      30,000       2,842,500
                                                                                                ------------
DEFENSE -- 1.0%
  Boeing Co.....................................................................      25,000       1,326,563
                                                                                                ------------
ELECTRICAL EQUIPMENT -- 2.6%
  General Electric Co...........................................................      52,300       3,419,113
                                                                                                ------------
ELECTRONIC COMPONENTS -- 2.0%
  Applied Materials, Inc. (b)...................................................      21,000       1,487,062
  Intel Corp....................................................................       8,300       1,177,044
                                                                                                ------------
                                                                                                   2,664,106
                                                                                                ------------
FINANCIAL SERVICES -- 5.0%
  Federal National Mortgage Assoc...............................................      79,500       3,468,187
  First Data Corp...............................................................      71,462       3,139,862
                                                                                                ------------
                                                                                                   6,608,049
                                                                                                ------------
FOOD & RELATED -- 2.1%
  Conagra, Inc..................................................................      42,700       2,738,138
                                                                                                ------------
FOREST & PAPER PRODUCTS -- 1.5%
  Kimberly-Clark Corp...........................................................      39,500       1,965,125
                                                                                                ------------

                                                                       Continued

                                                                                                   VALUE
                                                                                    SHARES        (NOTE 2)
                                                                                   ---------    ------------
HEALTH CARE-DRUGS -- 10.0%
  Amgen, Inc....................................................................      40,200    $  2,336,625
  Centocor, Inc. (b)............................................................      44,500       1,382,281
  Eli Lilly & Co................................................................      33,300       3,640,106
  Merck & Co....................................................................      21,700       2,245,950
  Pfizer, Inc...................................................................      31,700       3,788,150
                                                                                                ------------
                                                                                                  13,393,112
                                                                                                ------------
HOSPITAL SUPPLY & MANAGEMENT -- 1.0%
  Columbia/HCA Healthcare Corp..................................................      35,000       1,375,938
                                                                                                ------------
HOTEL MANAGEMENT & RELATED SERVICES -- 1.1%
  Promus Hotel Corp. (b)........................................................      36,935       1,431,231
                                                                                                ------------
HOUSEHOLD-GENERAL PRODUCTS -- 2.7%
  Newell Co.....................................................................      91,500       3,625,688
                                                                                                ------------
INSURANCE-PROPERTY & CASUALTY -- 2.8%
  American International Group, Inc.............................................      25,200       3,764,250
                                                                                                ------------
LEISURE TIME -- 1.1%
  The Walt Disney Co............................................................      17,579       1,410,715
                                                                                                ------------
MACHINERY & EQUIPMENT -- 2.4%
  Deere & Co....................................................................      58,500       3,210,188
                                                                                                ------------
MANUFACTURING -- 2.6%
  Tyco International Ltd........................................................      49,505       3,443,692
                                                                                                ------------
MEDICAL EQUIPMENT & SUPPLIES -- 2.6%
  Sybron International Corp.-Wisconsin (b)......................................      86,280       3,440,415
                                                                                                ------------
MEDICAL-HOSPITAL MANAGEMENT SERVICES -- 3.0%
  Health Care & Retirement Corp. (b)............................................      54,000       1,802,250
  HealthCare Compare Corp.(b)...................................................      42,250       2,212,844
                                                                                                ------------
                                                                                                   4,015,094
                                                                                                ------------
OIL & GAS -- 4.3%
  Enron Corp....................................................................      65,200       2,660,975
  Mobil Corp....................................................................      44,000       3,074,500
                                                                                                ------------
                                                                                                   5,735,475
                                                                                                ------------
PETROLEUM-DOMESTIC -- 1.2%
  Anadarko Petroleum Corp.......................................................      26,450       1,587,000
                                                                                                ------------
PETROLEUM-SERVICES -- 4.1%
  Halliburton Co................................................................      26,000       2,060,500
  Schlumberger Ltd..............................................................      27,000       3,375,000
                                                                                                ------------
                                                                                                   5,435,500
                                                                                                ------------
RESTAURANTS -- 1.4%
  Cracker Barrell Old Country Store, Inc........................................      70,900       1,878,850
                                                                                                ------------
RETAIL-SPECIALTY STORES -- 5.2%
  Home Depot, Inc...............................................................      48,500       3,343,469
  Walgreen Co...................................................................      66,600       3,571,424
                                                                                                ------------
                                                                                                   6,914,893
                                                                                                ------------
TELECOMMUNICATIONS -- 4.1%
  Ericsson (LM) Telephone.......................................................      72,300       2,846,813
  Lucent Technologies Inc.......................................................      36,000       2,594,250
                                                                                                ------------
                                                                                                   5,441,063
                                                                                                ------------

                                                                       Continued

                                                                                                   VALUE
                                                                                    SHARES        (NOTE 2)
                                                                                   ---------    ------------
TELECOMMUNICATIONS-EQUIPMENT -- 1.6%
  Newbridge Networks Corp.......................................................      48,100    $  2,092,350
                                                                                                ------------
TOBACCO -- 1.0%
  Philip Morris, Inc............................................................      30,000       1,331,250
                                                                                                ------------
TOOLS -- 1.0%
  Stanley Works.................................................................      33,300       1,332,000
                                                                                                ------------
UTILITIES-GAS & PIPELINE -- 2.8%
  Sonat, Inc....................................................................      72,000       3,690,000
                                                                                                ------------
UTILITIES-TELEPHONE -- 2.3%
  Bellsouth Corp................................................................      65,000       3,014,375
                                                                                                ------------
Total Common Stocks (Cost -- $95,422,166).......................................                 129,821,500
                                                                                                ------------
REGULATED INVESTMENT COMPANIES -- 1.2%
  AIM Liquid Assets Money Market Fund...........................................      87,426          87,426
  AIM Prime Money Market Fund...................................................   1,516,760       1,516,761
                                                                                                ------------
Total Regulated Investment Companies (Cost -- $1,604,187).......................                   1,604,187
                                                                                                ------------

                                                                                         PRINCIPAL
                                                                              MATURITY     AMOUNT
                                                                     RATE       DATE       (000)
                                                                   --------   --------   ----------
U.S. TREASURY BILLS -- 2.2%
  U.S. Treasury Bill............................................     5.21%*    7/17/97   $    1,000        997,642
  U.S. Treasury Bill............................................     5.01*      9/4/97        2,000      1,981,320
                                                                                                      ------------
TOTAL U.S. TREASURY BILLS (COST $2,979,837).....................                                         2,978,962
                                                                                                      ------------
TOTAL INVESTMENTS (COST -- $100,006,190)(A) -- 101.2%...........                                       134,404,649
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.2)%.................                                        (1,577,410)
                                                                                                      ------------
TOTAL NET ASSETS -- 100.0%......................................                                      $132,827,239
                                                                                                       ===========

---------------

Percentages indicated are based on net assets of $132,827,239.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation............................................................  $35,306,905
            Unrealized depreciation............................................................     (908,446)
                                                                                                 -----------
            Net unrealized appreciation........................................................  $34,398,459
                                                                                                  ==========

(b) Non-income producing security.

  * Yield at issue.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (Cost $100,006,190)..................................   $134,404,649
  Receivable for investment securities sold................................................        898,633
  Interest and dividends receivable........................................................         82,525
  Deferred organization costs (Note 2).....................................................          9,069
  Prepaid expenses and other assets........................................................          4,526
                                                                                              ------------
Total assets...............................................................................    135,399,402
                                                                                              ------------
LIABILITIES
  Distributions payable....................................................................        162,951
  Payable for investment securities purchased..............................................      2,293,922
  Accrued expenses:
     Advisory fees.........................................................................         70,657
     Administration fees...................................................................         16,306
     Other.................................................................................         28,327
                                                                                              ------------
Total liabilities..........................................................................      2,572,163
                                                                                              ------------
NET ASSETS.................................................................................   $132,827,239
                                                                                              ============
Shares Outstanding ($0.001 par value, 500 million shares authorized).......................     10,117,865
                                                                                              ============

Calculation of Maximum Offering Price
  Net asset value per share................................................................         $13.13
  Sales charge -- 3.0% of public offering price............................................           0.41
                                                                                                    ------
Maximum Offering Price.....................................................................         $13.54
                                                                                                    ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par...........................................................   $     10,118
  Additional paid-in capital...............................................................     91,030,637
  Undistributed net investment loss........................................................         (2,911)
  Net unrealized appreciation from investments.............................................     34,398,459*
  Accumulated net realized gains on investment transactions................................      7,390,936
                                                                                              ------------
Net Assets, June 30, 1997..................................................................   $132,827,239
                                                                                              ============

---------------

*Represents sum of current periods unrealized appreciation plus common trust fund appreciation.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest..........................................................................              $    58,760
Dividends.........................................................................                  645,806
                                                                                                -----------
Total Investment Income...........................................................                  704,566

Expenses
  Advisory fees...................................................................  $ 322,864
  Administration fees.............................................................     74,507
  Distribution fees...............................................................    124,179
  Custodian fees..................................................................      6,126
  Accounting fees.................................................................     23,658
  Transfer agent fees and expenses................................................     10,187
  Legal and audit fees............................................................     12,479
  Reports to shareholders.........................................................      5,846
  Amortization of organization expenses...........................................      1,383
  Directors' fees.................................................................      1,951
  Insurance expense...............................................................      1,296
  Registration fees...............................................................      2,145
  Other expenses..................................................................        665
                                                                                    ---------
     Total expenses before fee waivers............................................    587,286
     Less: Fee waivers............................................................   (124,179)
                                                                                    ---------
     Total expenses...............................................................                  463,107
                                                                                                -----------
Net Investment Income.............................................................                  241,459
                                                                                                -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gain from securities transactions..................................                7,572,990
  Net change in unrealized appreciation from investments..........................               28,554,677*
                                                                                                -----------
Net Realized and Unrealized Gains from Investments................................               36,127,667
                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................              $36,369,126
                                                                                                ===========

---------------

*Includes appreciation (depreciation) from acquired common trust fund.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                            SIX MONTHS       FOR THE PERIOD FROM
                                                                               ENDED           APRIL 1, 1996(a)
                                                                           JUNE 30, 1997     TO DECEMBER 31, 1996
                                                                           -------------     --------------------
                                                                           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)...........................................  $     241,459         $     (5,801)
  Net realized gains(losses) from securities transactions................      7,572,990             (182,054)
  Net change in unrealized appreciation from investments.................     28,554,677            5,843,782
                                                                            ------------          -----------
  Net increase in net assets resulting from operations...................     36,369,126            5,655,927
                                                                            ------------          -----------
Dividends to shareholders from net investment income.....................       (241,459)                  --
                                                                            ------------          -----------
Capital Share Transactions
  Net proceeds from shares subscribed....................................     77,968,079           47,441,776
  Net asset value of shares issued to shareholders in reinvestment of
     dividends...........................................................         27,004                   --
  Cost of shares redeemed................................................    (30,303,478)          (4,089,736)
                                                                            ------------          -----------
  Net increase in net assets from Capital share transactions.............     47,691,605           43,352,040
                                                                            ------------          -----------
Total Increase in Net Assets.............................................     83,819,272           49,007,967
NET ASSETS
  Beginning of period....................................................     49,007,967                   --
                                                                            ------------          -----------
  End of period..........................................................  $ 132,827,239         $ 49,007,967
                                                                            ============          ===========

SHARE TRANSACTIONS
  Issued.................................................................      6,632,373            4,712,999
  Reinvested.............................................................          2,411                   --
  Redeemed...............................................................       (845,201)            (384,717)
                                                                            ------------          -----------
  Change in shares.......................................................      5,789,583            4,328,282
                                                                            ============          ===========

---------------

(a) Commencement of operations.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                    VALUE
                                                                                     SHARES       (NOTE 2)
                                                                                   ----------    -----------
COMMON STOCKS -- 81.3%
BANKING -- 5.4%
  Chase Manhattan...............................................................        9,000    $   873,563
  First Tennessee National Corp.................................................       18,000        864,000
  Mellon Bank Corp..............................................................       22,000        992,750
  Nationsbank Corp..............................................................        9,000        580,500
                                                                                                 -----------
                                                                                                   3,310,813
                                                                                                 -----------
BEVERAGES -- 1.2%
  PepsiCo, Inc..................................................................       19,000        713,688
                                                                                                 -----------
CHEMICALS-SPECIALTY -- 1.1%
  Witco Corp....................................................................       17,000        644,938
                                                                                                 -----------
COMPUTER SOFTWARE -- 1.3%
  Automatic Data Processing, Inc................................................       16,400        770,800
                                                                                                 -----------
COMPUTERS -- 1.1%
  Xerox Corp....................................................................        8,500        670,438
                                                                                                 -----------
COSMETICS & TOILETRIES -- 1.7%
  Colgate Palmolive Co..........................................................       16,000      1,044,000
                                                                                                 -----------
DEFENSE -- 1.0%
  Boeing Co.....................................................................       12,000        636,750
                                                                                                 -----------
DIVERSIFIED PRODUCTS -- 1.0%
  E. I. dupont De Nemours Co....................................................       10,000        628,750
                                                                                                 -----------
ELECTRICAL EQUIPMENT -- 2.9%
  Emerson Electric..............................................................       32,000      1,762,000
                                                                                                 -----------
FINANCIAL SERVICES -- 4.2%
  American Express Co...........................................................       16,000      1,192,000
  Federal National Mortgage Assoc...............................................       31,000      1,352,375
                                                                                                 -----------
                                                                                                   2,544,375
                                                                                                 -----------
FOOD & RELATED -- 1.5%
  Conagra, Inc..................................................................       14,000        897,750
                                                                                                 -----------
FOREST & PAPER PRODUCTS -- 2.2%
  Kimberly-Clark Corp...........................................................       15,000        746,250
  Weyerhaeuser Co...............................................................       12,000        624,000
                                                                                                 -----------
                                                                                                   1,370,250
                                                                                                 -----------
HEALTH CARE-DRUGS -- 6.1%
  American Home Products Corp...................................................       16,000      1,224,000
  Bristol Myers Squibb Co.......................................................       16,000      1,295,999
  Glaxo Holdings (b)............................................................       29,000      1,212,563
                                                                                                 -----------
                                                                                                   3,732,562
                                                                                                 -----------
HOUSEHOLD-GENERAL PRODUCTS -- 2.2%
  Newell Co.....................................................................       34,000      1,347,250
                                                                                                 -----------

                                                                       Continued

                                                                                                    VALUE
                                                                                     SHARES       (NOTE 2)
                                                                                   ----------    -----------
INSURANCE -- 2.4%
  AFLAC, Inc....................................................................       13,000    $   614,250
  Allstate Corp.................................................................       12,000        876,000
                                                                                                 -----------
                                                                                                   1,490,250
                                                                                                 -----------
MANUFACTURING -- 1.5%
  Johnson Controls, Inc.........................................................       23,000        944,438
                                                                                                 -----------
MEDICAL EQUIPMENT & SUPPLIES -- 1.5%
  Baxter International, Inc.....................................................       18,000        940,500
                                                                                                 -----------
MOTOR VEHICLE PARTS -- 2.2%
  Genuine Parts Co..............................................................       39,750      1,346,531
                                                                                                 -----------
OIL & GAS -- 5.7%
  Exxon Corp....................................................................       12,000        738,000
  Mobil Corp....................................................................       14,000        978,250
  Royal Dutch Petroleum.........................................................       20,000      1,087,500
  Texaco, Inc...................................................................        6,000        652,500
                                                                                                 -----------
                                                                                                   3,456,250
                                                                                                 -----------
PETROLEUM-SERVICES -- 1.9%
  Dresser Industries, Inc.......................................................       31,000      1,154,750
                                                                                                 -----------
PUBLISHING -- 3.5%
  Gannett Co., Inc..............................................................       10,000        987,500
  McGraw Hill, Inc..............................................................       20,000      1,176,250
                                                                                                 -----------
                                                                                                   2,163,750
                                                                                                 -----------
RAILROAD -- 1.4%
  Union Pacific Corp............................................................       12,000        846,000
                                                                                                 -----------
REAL ESTATE -- 2.1%
  Crescent Operating, Inc. (b)..................................................        3,800         45,600
  Crescent Real Estate..........................................................       38,000      1,206,500
                                                                                                 -----------
                                                                                                   1,252,100
                                                                                                 -----------
REAL ESTATE INVESTMENT TRUST -- 3.5%
  Equity Residential Property...................................................       24,000      1,140,000
  Post Properties...............................................................       10,000        405,625
  Spieker Properties............................................................       17,000        598,188
                                                                                                 -----------
                                                                                                   2,143,813
                                                                                                 -----------
RETAIL-GENERAL MERCHANDISE -- 1.6%
  Wal Mart Stores, Inc..........................................................       28,000        946,750
                                                                                                 -----------
TOBACCO -- 0.9%
  Philip Morris, Inc............................................................       13,000        576,875
                                                                                                 -----------
UTILITIES -- 2.4%
  DPL, Inc......................................................................       60,000      1,477,500
                                                                                                 -----------
UTILITIES-ELECTRIC -- 7.4%
  Duke Energy Corp. (b).........................................................       25,000      1,198,438
  Nipsco Industries, Inc........................................................       33,400      1,379,837
  Scana Corp....................................................................       27,200        674,900
  Teco Energy, Inc..............................................................       48,600      1,242,337
                                                                                                 -----------
                                                                                                   4,495,512
                                                                                                 -----------

                                                                       Continued

                                                                                                    VALUE
                                                                                     SHARES       (NOTE 2)
                                                                                   ----------    -----------
UTILITIES-GAS & PIPELINE -- 3.2%
  Consolidated Natural Gas Co...................................................       18,000    $   968,625
  Sonat, Inc....................................................................       19,000        973,750
                                                                                                 -----------
                                                                                                   1,942,375
                                                                                                 -----------
UTILITIES-TELEPHONE -- 5.7%
  Bellsouth Corp................................................................       33,000      1,530,374
  General Telephone Electric Corp...............................................       19,000        833,625
  SBC Communications, Inc. (b)..................................................       18,000      1,113,750
                                                                                                 -----------
                                                                                                   3,477,749
                                                                                                 -----------
WHOLESALE -- 1.5%
  Sysco Corp....................................................................       25,000        912,500
                                                                                                 -----------
Total Common Stocks (Cost -- $37,612,260).......................................                  49,642,007
                                                                                                 -----------
PREFERRED STOCKS -- 3.0%
COMPUTER SOFTWARE -- 1.1%
  Microsoft Corp................................................................        8,000        696,000
                                                                                                 -----------
INDUSTRIAL GOODS & SERVICES -- 1.9%
  Aetna Services, Inc...........................................................       12,000      1,125,000
                                                                                                 -----------
Total Preferred Stocks (Cost -- $1,683,934).....................................                   1,821,000
                                                                                                 -----------
REGULATED INVESTMENT COMPANIES -- 8.8%
  AIM Liquid Assets Money Market Fund...........................................    3,011,214      3,011,214
  AIM Prime Money Market Fund...................................................    2,349,740      2,349,740
                                                                                                 -----------
Total Regulated Investment Companies (Cost -- $5,360,954).......................                   5,360,954
                                                                                                 -----------

                                                                                           PRINCIPAL
                                                                               MATURITY     AMOUNT
                                                                       RATE      DATE        (000)
                                                                       ----    --------    ---------
CONVERTIBLE BONDS -- 4.6%
FINANCIAL SERVICES -- 2.3%
  First Financial Management........................................   5.00%   12/15/99     $   700      1,420,125
                                                                                                        ----------
HOTELS & LODGING -- 0.9%
  Hilton Hotels Corp................................................   5.00     5/15/06         500        532,500
                                                                                                        ----------
PETROLEUM-SERVICES -- 1.4%
  Pennzoil Co.......................................................   6.50     1/15/03         500        880,000
                                                                                                        ----------
Total Convertible Bonds (Cost -- $2,330,889)........................                                     2,832,625
                                                                                                        ----------
U.S. TREASURY BILLS -- 2.8%
  U.S. Treasury Bill................................................   5.46*    8/21/97       1,000        992,788
  U.S. Treasury Bill................................................   5.61     5/28/98         750        712,995
                                                                                                        ----------
Total U.S. Treasury Bills (Cost -- $1,703,962)......................                                     1,705,783
                                                                                                        ----------
TOTAL INVESTMENTS (COST -- $48,691,999)(A) -- 100.5%............................                       $61,362,369
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5)%.................................                          (331,259)
                                                                                                        ----------
TOTAL NET ASSETS -- 100.0%......................................................                       $61,031,110
                                                                                                        ==========

---------------

Percentages indicated are based on net assets of $61,031,110.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation............................................................  $12,793,917
            Unrealized depreciation............................................................     (123,547)
                                                                                                 -----------
            Net unrealized appreciation........................................................  $12,670,370
                                                                                                  ==========

(b) Non-income producing security.
  * Yield at issue.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (Cost $48,691,999).....................................  $61,362,369
  Interest receivable........................................................................      141,010
  Deferred organization costs (Note 2).......................................................        5,959
  Prepaid expenses and other assets..........................................................        1,293
                                                                                               -----------
Total assets.................................................................................   61,510,631
                                                                                               -----------
LIABILITIES
  Distributions payable......................................................................       82,424
  Payable for investment securities purchased................................................      339,338
  Accrued expenses:
     Advisory fees...........................................................................       32,458
     Administration fees.....................................................................        7,490
     Custodian fees..........................................................................          669
     Legal and audit fees....................................................................       11,272
     Other...................................................................................        5,870
                                                                                               -----------
Total liabilities............................................................................      479,521
                                                                                               -----------
NET ASSETS...................................................................................  $61,031,110
                                                                                                ==========
Shares Outstanding ($0.001 par value, 500 million shares authorized).........................    5,548,979
                                                                                                ==========
Calculation of Maximum Offering Price
  Net asset value per share..................................................................       $11.00
  Sales charge -- 3.0% of public offering price..............................................         0.34
                                                                                                    ------
Maximum Offering Price.......................................................................       $11.34
                                                                                                    ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par.............................................................  $     5,549
  Additional paid-in capital.................................................................   42,790,252
  Net unrealized appreciation from investments...............................................   12,670,370*
  Accumulated net realized gains on investment transactions..................................    5,564,939
                                                                                               -----------
Net Assets, June 30, 1997....................................................................  $61,031,110
                                                                                                ==========

---------------

*Represents sum of current periods unrealized appreciation plus common trust fund appreciation.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 28, 1997(a) TO JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest.........................................................................               $   103,978
Dividends........................................................................                   503,239
                                                                                                -----------
Total Investment Income..........................................................                   607,217

Expenses
  Advisory fees..................................................................  $124,552
  Administration fees............................................................    28,743
  Distribution fees..............................................................    47,905
  Custodian fees.................................................................     3,770
  Accounting fees................................................................    16,482
  Transfer agent fees and expenses...............................................     7,376
  Legal and audit fees...........................................................    15,142
  Reports to shareholders........................................................     1,935
  Amortization of organization expenses..........................................     1,440
  Directors' fees................................................................       840
  Insurance expense..............................................................       692
  Registration fees..............................................................     1,460
  Other expenses.................................................................        11
                                                                                   --------
     Total expenses before fee waivers...........................................   250,348
     Less: Fee waivers...........................................................   (50,526)
                                                                                   --------
     Total expenses..............................................................                   199,822
                                                                                                -----------
Net Investment Income............................................................                   407,395
                                                                                                -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains from securities transactions................................                 5,564,939
  Net change in unrealized appreciation from investments.........................                12,670,370(b)
                                                                                                -----------
Net Realized and Unrealized Gains from Investments...............................                18,235,309
                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................               $18,642,704
                                                                                                ===========

---------------

(a) Commencement of operations.
(b) Includes appreciation from acquired common trust fund.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           FOR THE PERIOD FROM
                                                                                          FEBRUARY 28, 1997(a)
                                                                                            TO JUNE 30, 1997
                                                                                          ---------------------
                                                                                          (UNAUDITED)
INCREASE IN NET ASSETS
Operations
  Net investment income................................................................       $     407,395
  Net realized gains from securities transactions......................................           5,564,939
  Net change in unrealized appreciation from investments...............................          12,670,370
                                                                                            ---------------
  Net increase in net assets resulting from operations.................................          18,642,704
                                                                                            ---------------
Dividends to shareholders from net investment income...................................            (407,395)
                                                                                            ---------------
Capital Share Transactions
  Net proceeds from shares subscribed..................................................          56,921,225
  Net asset value of shares issued to shareholders in reinvestment of dividends........               3,070
  Cost of shares redeemed..............................................................         (14,128,494)
                                                                                            ---------------
  Net increase in net assets from Capital share transactions...........................          42,795,801
                                                                                            ---------------
Total Increase in Net Assets...........................................................          61,031,110
NET ASSETS
  Beginning of period..................................................................                  --
                                                                                            ---------------
  End of period........................................................................       $  61,031,110
                                                                                            ===============
SHARE TRANSACTIONS
  Issued...............................................................................           5,726,624
  Reinvested...........................................................................                 296
  Redeemed.............................................................................            (177,941)
                                                                                            ---------------
  Change in shares.....................................................................           5,548,979
                                                                                            ===============
---------------

(a) Commencement of operations.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       S&P/MOODY'S                         PRINCIPAL
                                                         RATINGS                MATURITY     AMOUNT        VALUE
                                                       (UNAUDITED)     RATE       DATE       (000)       (NOTE 2)
                                                       -----------   --------   --------   ----------   -----------
CORPORATE BONDS -- 65.6%
BANKING -- 12.2%
  ABN Amro Bank....................................... A/Aa3            6.63%   10/31/01     $1,950     $ 1,942,688
  First Union Corp.................................... A/A1             6.18     2/15/36      1,800       1,723,500
  NationsBank Corp.................................... A/A2             7.75     8/15/15        925         944,656
  Suntrust Banks...................................... A/A2             7.38      7/1/06      2,200       2,246,750
  Wachovia Corp....................................... AA-/A1           6.61     10/1/25      2,100       2,063,250
                                                                                                        -----------
                                                                                                          8,920,844
                                                                                                        -----------
FINANCIAL SERVICES -- 12.4%
  Associates Corp. N.A................................ AA-/Aa3          7.30     3/15/98      1,000       1,010,430
  Associates Corp. N.A................................ AA-/Aa3          7.32     1/13/03        800         820,000
  Ford Motor Credit Corp.............................. A+/A1            6.38     10/6/00      1,500       1,492,500
  General Electric Capital Corp....................... AAA/Aaa          7.50     8/21/35      1,925       1,953,875
  General Motors Acceptance Corp...................... A-/A3            7.25      5/5/99      1,925       1,958,687
  Travelers/Aetna Property & Casualty................. A+/A1            6.75     4/15/01      1,850       1,852,313
                                                                                                        -----------
                                                                                                          9,087,805
                                                                                                        -----------
HEALTH CARE -- 3.0%
  Columbia/HCA Healthcare Corp........................ A-/A2            7.25     5/20/08      2,175       2,180,438
                                                                                                        -----------
INDUSTRIAL GOODS & SERVICES -- 15.0%
  Air Products & Chemicals............................ A/A2             7.80     6/15/26      2,500       2,562,499
  Harris Corp., Callable 12/1/98 @ 105.14............. A-/A3           10.38     12/1/18      1,050       1,148,438
  IBM Corp............................................ A/A1             7.00    10/30/25      1,350       1,269,000
  Lockheed Martin Corp................................ BBB+/A3          6.55     5/15/99      2,400       2,411,999
  Motorola, Inc....................................... AA/Aa3           6.50      3/1/08      2,150       2,082,813
  Reliance Electric Co................................ AA-/A2           6.80     4/15/03      1,500       1,503,750
                                                                                                        -----------
                                                                                                         10,978,499
                                                                                                        -----------
RAILROADS -- 2.8%
  Union Pacific Corp.,................................                  8.50     1/15/98      2,000       2,025,890
                                                                                                        -----------
RETAIL-STORES -- 2.6%
  Dayton Hudson Co.................................... BBB+/Baa1        6.80     10/1/01      1,925       1,917,781
                                                                                                        -----------
TELECOMMUNICATIONS -- 4.1%
  BellSouth Corp...................................... AAA/Aaa          8.25      7/1/32        450         473,063
  GTE Corp., Callable 2/1/10 @ 102.77................. A/A3             7.90      2/1/27      1,450       1,462,687
  GTE Corp., Callable 9/15/97 @ 105.13................ A-/A3           10.75     9/15/17      1,000       1,057,500
                                                                                                        -----------
                                                                                                          2,993,250
                                                                                                        -----------

                                                                       Continued

                                                       S&P/MOODY'S                         PRINCIPAL
                                                         RATINGS                MATURITY     AMOUNT        VALUE
                                                       (UNAUDITED)     RATE       DATE       (000)       (NOTE 2)
                                                        ---------     -----     --------     ------     -----------
UTILITIES-ELECTRIC -- 10.5%
  Central Hudson Gas & Electric....................... A-/Baa1          5.38%    1/15/99     $1,000     $   986,250
  Houston Light & Power Corp.......................... A-/A3            6.10      3/1/00      1,725       1,705,594
  Midwest Power System................................ A+/A2            6.25      2/1/98      1,600       1,604,000
  National Rural Utilities Cooperative Finance
     Corp............................................. AA-/A1           6.09    12/15/97      1,850       1,852,312
  Public Service Electric & Gas....................... A-/A-3           6.50      6/1/00      1,500       1,500,000
                                                                                                        -----------
                                                                                                          7,648,156
                                                                                                        -----------
UTILITIES-GAS -- 3.0%
  Smith Enron......................................... NR/NR            5.97    12/15/06      2,316       2,229,150
                                                                                                        -----------
Total Corporate Bonds (Cost $48,137,299)..............                                                   47,981,813
                                                                                                        -----------
MUNICIPAL BONDS -- 1.0%
GEORGIA -- 1.0%
  Atlanta Revenue Bond, Callable 2/1/10 @ 100.........                  6.88      2/1/21        750         713,438
                                                                                                        -----------

Total Municipal Bonds (Cost $708,174).................                                                      713,438
                                                                                                        -----------
U.S. GOVERNMENT AGENCIES -- 7.1%
FEDERAL NATIONAL MORTGAGE ASSOC. -- 2.7%
  Federal National Mortgage Assoc.....................                  6.35    11/23/01      2,000       1,979,520
                                                                                                        -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 4.4%
  Government National Mortgage Assoc. Pool# 423914
     CMO..............................................                  7.50     8/15/11        938         956,033
  Government National Mortgage Assoc. Pool# 423923....                  7.00     9/15/11      1,454       1,457,827
  Government National Mortgage Assoc..................                  8.00     5/15/10        800         826,257
                                                                                                        -----------
                                                                                                          3,240,117
                                                                                                        -----------
Total U.S. Government Agencies (Cost $5,404,528)......                                                    5,219,637
                                                                                                        -----------
U.S. TREASURY BOND -- 6.1%
  U.S. Treasury Bond..................................                  8.13     8/15/21      3,050       3,493,501
  U.S. Treasury Bond..................................                  6.75     8/15/26      1,000         989,830
                                                                                                        -----------
Total U.S. Treasury Bond (Cost $4,564,306)............                                                    4,483,331
                                                                                                        -----------
U.S. TREASURY NOTES -- 16.7%
  U.S. Treasury Note..................................                  5.88     8/15/98      1,000         999,870
  U.S. Treasury Note..................................                  7.13    10/15/98      2,000       2,029,820
  U.S. Treasury Note..................................                  6.25     5/31/00        500         500,355
  U.S. Treasury Note..................................                  5.88     6/30/00      3,000       2,972,070
  U.S. Treasury Note..................................                  7.50     5/15/02      2,500       2,617,400
  U.S. Treasury Note..................................                  6.88     5/15/06      2,000       2,041,600
  U.S. Treasury Note..................................                  7.00     7/15/06      1,000       1,028,900
                                                                                                        -----------
Total U.S. Treasury Notes (Cost $12,225,568)..........                                                   12,190,015
                                                                                                        -----------

                                                                       Continued

                                                                                                          VALUE
                                                                                            SHARES      (NOTE 2)
                                                                                          ----------   -----------
REGULATED INVESTMENT COMPANIES -- 2.4%
  AIM Liquid Assets Money Market Fund..................................................    1,627,198   $ 1,627,198
  AIM Prime Money Market Fund..........................................................      149,820       149,820
                                                                                                       -----------
Total Regulated Investment Companies (Cost $1,777,018)..............................................     1,777,018
                                                                                                       -----------
TOTAL INVESTMENTS (COST $72,816,893) (A) -- 98.9%...................................................    72,365,252
ASSETS IN EXCESS OF OTHER LIABILITIES -- 1.1%.......................................................       774,808
                                                                                                       -----------
TOTAL NET ASSETS -- 100.0%..........................................................................   $73,140,060
                                                                                                       ===========

---------------

Percentages indicated are based on net assets of $73,140,060.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

            Unrealized appreciation.........................................................  $ 189,797
            Unrealized depreciation.........................................................   (641,438)
                                                                                              ---------
            Net unrealized depreciation.....................................................  $(451,641)
                                                                                              =========

  * Yield at issue.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $72,816,893).....................................  $72,365,252
  Interest receivable........................................................................    1,176,438
  Deferred organization costs (Note 2).......................................................        2,981
  Prepaid expenses and other assets..........................................................          900
                                                                                               -----------
Total assets.................................................................................   73,545,571
                                                                                               -----------

LIABILITIES
  Distributions payable......................................................................      337,653
  Accrued expenses:
     Advisory fees...........................................................................       29,700
     Administration fees.....................................................................        8,910
     Custodian fees..........................................................................        6,966
     Legal and audit fees....................................................................       13,180
     Other...................................................................................        9,102
                                                                                               -----------
Total liabilities............................................................................      405,511
                                                                                               -----------

NET ASSETS...................................................................................  $73,140,060
                                                                                               ===========
Shares Outstanding ($0.001 par value, 500 million shares authorized).........................    7,367,244
                                                                                               ===========
Calculation of Maximum Offering Price
  Net asset value per share..................................................................  $      9.93
  Sales charge -- 3.0% of public offering price..............................................         0.31
                                                                                               -----------
Maximum Offering Price.......................................................................  $     10.24
                                                                                               ===========

COMPOSITION OF NET ASSETS:
  Shares of common stock, at par.............................................................  $     7,367
  Additional paid-in capital.................................................................   73,715,464
  Undistributed net investment loss..........................................................          (49)
  Net unrealized depreciation from investments...............................................     (451,641)*
  Accumulated net realized losses on investment transactions.................................     (131,081)
                                                                                               -----------
Net Assets, June 30, 1997....................................................................  $73,140,060
                                                                                               ===========

---------------

*Represents sum of current periods unrealized appreciation (depreciation) plus common trust fund appreciation (depreciation).

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest..........................................................................                 $1,910,443
Dividend..........................................................................                     43,962
                                                                                                   ----------
Total Investment Income...........................................................                  1,954,405
Expenses
  Advisory fees...................................................................   $  147,606
  Administration fees.............................................................       44,282
  Distribution fees...............................................................       73,803
  Custodian fees..................................................................        1,274
  Accounting fees.................................................................       26,166
  Transfer agent fees and expenses................................................       12,063
  Legal and audit fees............................................................       14,561
  Amortization of organization expenses...........................................        4,788
  Directors' fees.................................................................        1,658
  Insurance expense...............................................................          389
  Registration fees...............................................................        2,745
                                                                                     ----------
     Total expenses before fee waivers............................................      329,335
     Less: Fee waivers............................................................      (73,803)
     Total expenses...............................................................                    255,532
                                                                                                   ----------
Net Investment Income.............................................................                  1,698,873
                                                                                                   ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized losses from securities transactions................................                    (45,603)
  Net change in unrealized depreciation from investments..........................                   (594,919)(a)
                                                                                                   ----------
Net Realized and Unrealized Gains (Losses) from Investments.......................                   (640,522)
                                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................                 $1,058,351
                                                                                                   ==========

---------------

(a) Includes appreciation (depreciation) from acquired common trust fund.



See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              SIX MONTHS
                                                                                 ENDED      FOR THE PERIOD FROM
                                                                               JUNE 30,      APRIL 1, 1996 (a)
                                                                                 1997       TO DECEMBER 31, 1996
                                                                              -----------   --------------------
                                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................................  $ 1,698,873       $  1,465,659
  Net realized losses from securities transactions..........................      (45,603)           (85,527)
  Net change in unrealized appreciation (depreciation) from investments.....     (594,919)           143,278
                                                                              -----------        -----------
     Net increase in net assets resulting from operations...................    1,058,351          1,523,410
                                                                              -----------        -----------
Dividends to shareholders from net investment income........................   (1,698,873)        (1,465,659)
                                                                              -----------        -----------

Capital Share Transactions
  Net proceeds from shares subscribed.......................................   39,048,175         39,728,939
  Net asset value of shares issued to shareholders in reinvestment of
     dividends..............................................................      624,875            754,643
  Cost of shares redeemed...................................................   (4,707,728)        (1,726,073)
                                                                              -----------        -----------
  Net increase in net assets from Capital share transactions................   34,965,322         38,757,509
                                                                              -----------        -----------

Total Increase in Net Assets................................................   34,324,800         38,815,260

NET ASSETS
  Beginning of period.......................................................   38,815,260                 --
                                                                              -----------        -----------
  End of period.............................................................  $73,140,060       $ 38,815,260
                                                                              ===========        ===========

SHARE TRANSACTIONS
  Issued....................................................................    3,901,952          3,978,187
  Reinvested................................................................       63,178             76,179
  Redeemed..................................................................     (478,413)          (173,839)
                                                                              -----------        -----------
  Change in shares..........................................................    3,486,717          3,880,527
                                                                              ===========        ===========

---------------

(a) Commencement of operations.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                           PRINCIPAL
                                                                                MATURITY     AMOUNT        VALUE
                                                                       RATE       DATE       (000)        (NOTE 2)
                                                                     --------   --------   ----------   ------------
U.S. TREASURY NOTES -- 19.8%
  U.S. Treasury Note..................................                  5.88%    8/15/98    $  4,500    $  4,499,415
  U.S. Treasury Note..................................                  6.13     5/15/98       3,000       3,009,840
  U.S. Treasury Note..................................                  6.13    12/31/01       2,000       1,980,300
  U.S. Treasury Note..................................                  6.25    10/31/01       1,250       1,244,250
  U.S. Treasury Note..................................                  6.25     1/31/02       4,000       3,979,320
  U.S. Treasury Note..................................                  6.63     7/31/01       2,000       2,019,340
  U.S. Treasury Note..................................                  6.88     7/31/99       2,100       2,130,723
  U.S. Treasury Note..................................                  7.75     1/31/00       1,500       1,554,495
                                                                                                         -----------
Total U.S. Treasury Notes(Cost $20,423,709)...........                                                    20,417,683
                                                                                                         -----------
U.S. GOVERNMENT AGENCIES -- 22.1%
FEDERAL HOME LOAN BANK -- 2.6%
  Federal Home Loan Bank, Discount Note...............                           1/26/98       2,750       2,663,210
                                                                                                         -----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 2.4%
  Federal Home Loan Mortgage Corp., Callable 12/10/97
     @ 100............................................                  6.51    12/10/01       2,500       2,484,675
                                                                                                         -----------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 2.2%
  Federal National Mortgage Assoc.....................                  5.12     1/22/99         750         737,880
  Federal National Mortgage Assoc.....................                  6.35    11/23/01       1,500       1,484,640
                                                                                                         -----------
                                                                                                           2,222,520
                                                                                                         -----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 14.9%
  Government National Mortgage Assoc. Pool# 339455....                  8.00    12/15/07         850         878,030
  Government National Mortgage Assoc. Pool# 345752....                  7.50     6/15/09         672         684,873
  Government National Mortgage Assoc. Pool# 358725....                  8.00     8/15/08       1,489       1,537,935
  Government National Mortgage Assoc. Pool# 368641....                  7.50     4/15/09         695         708,409
  Government National Mortgage Assoc. Pool# 376589....                  8.50     9/15/09       1,273       1,322,038
  Government National Mortgage Assoc. Pool# 380660....                  8.00    11/15/09       1,507       1,556,509

                                                                       Continued

                                                       S&P/MOODY'S                         PRINCIPAL
                                                         RATINGS                MATURITY     AMOUNT        VALUE
                                                       (UNAUDITED)     RATE       DATE       (000)        (NOTE 2)
                                                       -----------   --------   --------   ----------   ------------
  Government National Mortgage Assoc. Pool# 392085....                  7.50%    4/15/09    $    787    $    801,843
  Government National Mortgage Assoc. Pool# 392770....                  8.50    12/15/09         743         771,482
  Government National Mortgage Assoc. Pool# 392814....                  8.50    12/15/09       1,123       1,166,182
  Government National Mortgage Assoc. Pool# 405445....                  8.00     4/15/10       1,810       1,869,488
  Government National Mortgage Assoc. Pool# 407337....                  8.00     4/15/10       1,732       1,789,768
  Government National Mortgage Assoc. Pool# 423983....                  7.50     8/15/11       2,338       2,382,781
                                                                                                         -----------
                                                                                                          15,469,338
                                                                                                         -----------
Total U.S. Government Agencies (Cost $22,458,143).....                                                    22,839,743
                                                                                                         -----------
CORPORATE BONDS -- 50.8%
BANKING -- 5.3%
  ABN Amro Bank....................................... A/Aa3            6.63    10/31/01       2,000       1,992,500
  Bankers Trust....................................... A/A2             6.75     10/3/01       1,500       1,498,125
  NationsBank Corp.................................... A+/A1            7.00     9/15/01       2,000       2,015,000
                                                                                                         -----------
                                                                                                           5,505,625
                                                                                                         -----------
ENTERTAINMENT -- 1.4%
  The Walt Disney Co.................................. A/A2             6.38     3/30/01       1,500       1,488,750
                                                                                                         -----------
FINANCIAL SERVICES -- 11.7%
  Associates Corp. N.A................................ AA-/Aa3          6.59     1/12/98       2,400       2,411,304
  General Motors Acceptance Corp...................... A-/A3            7.75     1/15/99       2,500       2,556,250
  Merrill Lynch & Co., Inc............................ AA-/Aa3          6.00     1/15/01       1,750       1,715,000
  Norwest Financial, Inc.............................. AA-/Aa3          6.00     8/15/97       2,500       2,501,414
  Travelers/Aetna Property & Casualty................. A+/A1            6.75     4/15/01       3,000       3,003,750
                                                                                                         -----------
                                                                                                          12,187,718
                                                                                                         -----------
HEALTH CARE -- 1.5%
  Columbia/HCA Healthcare Corp........................ A-/A2            6.88     7/15/01       1,500       1,505,625
                                                                                                         -----------
INDUSTRIAL GOODS & SERVICES -- 6.1%
  Imperial Oil Ltd.................................... AA+/Aa2          8.75    10/15/19       3,000       3,236,250
  Lockheed Martin Corp................................ BBB+/A3          6.55     5/15/99       3,000       3,015,000
                                                                                                         -----------
                                                                                                           6,251,250
                                                                                                         -----------
PAPER PRODUCTS -- 2.0%
  International Paper Co.............................. A-/A3            6.88     7/10/00       2,000       2,017,500
                                                                                                         -----------
RAILROADS -- 2.9%
  Union Pacific Railroad Co........................... A/Aa3            6.44     1/15/98       3,000       3,006,840
                                                                                                         -----------

                                                                       Continued

                                                       S&P/MOODY'S                         PRINCIPAL
                                                         RATINGS                MATURITY     AMOUNT        VALUE
                                                       (UNAUDITED)     RATE       DATE       (000)        (NOTE 2)
                                                       -----------   --------   --------   ----------   ------------
RETAIL-STORES -- 3.6%
  Dayton Hudson Co.................................... BBB+/Baa1        7.50%     3/1/99    $  2,000    $  2,037,500
  Wal-Mart Stores, Inc................................ AA/Aa2           5.50      3/1/98       1,700       1,694,934
                                                                                                         -----------
                                                                                                           3,732,434
                                                                                                         -----------
TELECOMMUNICATIONS -- 7.1%
  Bell Atlantic Financial Services, Inc............... A+/A1            6.63    11/30/97       2,700       2,709,666
  GTE Corp., Callable 9/15/97 @ 105.13................ A-/A3           10.75     9/15/17       2,500       2,643,750
  New England Telephone & Telegraph Co................ AA-/Aa2          6.25    12/15/97       2,000       2,007,500
                                                                                                         -----------
                                                                                                           7,360,916
                                                                                                         -----------
UTILITIES-ELECTRIC -- 6.7%
  Central Hudson Gas & Electric....................... A-/Baa1          5.38     1/15/99       1,000         986,250
  Central Power & Light Co............................ A/A2             6.00      4/1/00       2,000       1,970,000
  Florida Power & Light Co............................ AA-/Aa3          6.20      2/2/98       2,000       2,002,500
  National Rural Utilities Cooperative Finance
     Corp............................................. AA-/A1           6.09    12/15/97       2,000       2,002,500
                                                                                                         -----------
                                                                                                           6,961,250
                                                                                                         -----------
UTILITIES-GAS -- 2.5%
  ENSERCH Corp........................................ BBB/Baa2         7.00     8/15/99       1,000       1,008,750
  Smith Enron......................................... NR/NR            5.97    12/15/06       1,586       1,526,525
                                                                                                         -----------
                                                                                                           2,535,275
                                                                                                         -----------
Total Corporate Bonds (Cost $52,385,870)..............                                                    52,553,183
                                                                                                         -----------

                                                                                           SHARES
                                                                                           (000)
                                                                                         ----------
REGULATED INVESTMENT COMPANIES -- 5.6%
  AIM Liquid Assets Money Market Fund..................                                       4,632      4,631,681
  AIM Prime Money Market Fund..........................                                       1,119      1,118,756
                                                                                                        ----------
Total Regulated Investment Companies (Cost
  $5,750,437)..........................................                                                  5,750,437
                                                                                                        ----------
TOTAL INVESTMENTS (COST $101,018,159) (a) -- 98.3%.....                                                101,561,046
ASSETS IN EXCESS OF OTHER LIABILITIES 1.7%.............                                                  1,710,185
                                                                                                        ----------
TOTAL NET ASSETS -- 100.0%.............................                                               $103,271,231
                                                                                                        ==========

---------------

Percentages indicated are based on net assets of $103,271,231.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.........................................................  $ 748,159
            Unrealized depreciation.........................................................   (205,272)
                                                                                              ---------
            Net unrealized appreciation.....................................................  $ 542,887
                                                                                              =========

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $101,018,159)...................................   $101,561,046
  Interest receivable.......................................................................      1,601,726
  Receivable for Capital shares issued......................................................        749,389
  Deferred organization costs (Note 2)......................................................         21,692
                                                                                               ------------
Total assets................................................................................    103,933,853
                                                                                               ------------
LIABILITIES
  Distributions payable.....................................................................        494,095
  Payable for Capital shares redeemed.......................................................         79,928
  Accrued expenses and other payables:
     Advisory fees..........................................................................         41,737
     Administration fees....................................................................         12,521
     Legal and audit fees...................................................................         12,678
     Other..................................................................................         21,663
                                                                                               ------------
Total liabilities...........................................................................        662,622
                                                                                               ------------
NET ASSETS..................................................................................   $103,271,231
                                                                                               ============
Shares Outstanding ($0.001 par value, 500 million shares authorized)........................     10,405,961
                                                                                               ============
Calculation of Maximum Offering Price
  Net asset value per share.................................................................          $9.92
  Sales charge -- 3.0% of public offering price.............................................           0.31
                                                                                               ------------
Maximum Offering Price......................................................................         $10.23
                                                                                               ============
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................................................        $10,406
  Additional paid-in capital................................................................    102,714,539
  Undistributed net investment income.......................................................          1,644
  Net unrealized appreciation from investments..............................................        542,887
  Accumulated net realized gains from investment transactions...............................          1,755
                                                                                               ------------
Net Assets, June 30, 1997...................................................................   $103,271,231
                                                                                               ============

---------------

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest...........................................................................                $3,186,391
Dividends..........................................................................                   132,254
                                                                                                   ----------
Total Investment Income............................................................                 3,318,645

Expenses
  Advisory fees....................................................................   $ 246,501
  Administration fees..............................................................      73,951
  Distribution fees................................................................     123,251
  Custodian fees...................................................................      11,926
  Accounting fees..................................................................      26,953
  Transfer agent fees and expenses.................................................      14,708
  Legal and audit fees.............................................................      13,903
  Reports to shareholders..........................................................       2,664
  Amortization of organization expenses............................................       5,792
  Directors' fees..................................................................       2,814
  Insurance fees...................................................................       2,914
  Registration fees................................................................       4,124
  Other expenses...................................................................       1,466
                                                                                       --------
     Total expenses before fee waivers.............................................     530,967
     Less: Fee Waivers.............................................................    (123,251)
                                                                                       --------
     Total expenses................................................................                   407,716
                                                                                                   ----------
Net Investment Income..............................................................                 2,910,929
                                                                                                   ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains from securities transactions..................................                    28,223
  Net change in unrealized depreciation from investments...........................                  (429,289)
                                                                                                   ----------
Net Realized and Unrealized Losses from Investments................................                  (401,066)
                                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................                $2,509,863
                                                                                                   ==========

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS
                                                                                   ENDED          YEAR ENDED
                                                                               JUNE 30, 1997   DECEMBER 31, 1996
                                                                               -------------   -----------------
                                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income......................................................  $   2,910,929     $   6,053,847
  Net realized gains from securities transactions............................         28,223            11,672
  Net change in unrealized appreciation (depreciation) from investments......       (429,289)       (1,745,157)
                                                                                ------------      ------------
  Net increase in net assets resulting from operations.......................      2,509,863         4,320,362
                                                                                ------------      ------------
Dividends to shareholders from net investment income.........................     (2,910,929)       (6,053,731)
Distributions to shareholders from net realized gains on securities
  transactions...............................................................             --           (11,672)
Distributions in excess of net realized gains................................             --           (38,269)
                                                                                ------------      ------------
Total dividends and distributions to shareholders............................     (2,910,929)       (6,103,672)
                                                                                ------------      ------------
Capital Share Transactions
  Net proceeds from shares subscribed........................................     12,998,261        25,676,365
  Net asset value of shares issued to shareholders in reinvestment of
     dividends...............................................................      1,408,551         2,714,914
  Cost of shares redeemed....................................................     (8,931,559)      (31,792,677)
                                                                                ------------      ------------
  Net increase (decrease) in net assets from Capital share transactions......      5,475,253        (3,401,398)
                                                                                ------------      ------------
Total Increase (Decrease) in Net Assets......................................      5,074,187        (5,184,708)

NET ASSETS
  Beginning of period........................................................     98,197,044       103,381,752
                                                                                ------------      ------------
  End of period..............................................................  $ 103,271,231     $  98,197,044
                                                                                ============      ============

SHARE TRANSACTIONS:
  Issued.....................................................................      1,303,029         2,575,513
  Reinvested.................................................................        142,056           272,329
  Redeemed...................................................................       (901,102)       (3,194,471)
                                                                                ------------      ------------
  Change in shares...........................................................        543,983          (346,629)
                                                                                ============      ============

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                    PRINCIPAL
                                                                       MATURITY       AMOUNT          VALUE
                                                             RATE        DATE         (000)          (NOTE 2)
                                                             -----     ---------    ----------     ------------
U.S. GOVERNMENT AGENCIES -- 30.7%
FEDERAL HOME LOAN BANK -- 3.8%
  Federal Home Loan Bank...................................   5.38%*     7/23/97    $      500         $498,394
  Federal Home Loan Bank...................................   5.44*      1/26/98           250          242,110
                                                                                                        -------
                                                                                                        740,504
                                                                                                        -------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 3.7%
  Federal National Mortgage Assoc..........................   5.40*     12/17/97           750          730,733
                                                                                                        -------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 23.2%
  Government National Mortgage Assoc.......................   9.00       12/1/01           104          108,630
  Government National Mortgage Assoc.......................   9.00       2/15/03           182          190,467
  Government National Mortgage Assoc.......................   7.50       5/15/10           791          806,621
  Government National Mortgage Assoc.......................   7.00       8/15/11           958          961,153
  Government National Mortgage Assoc. Pool# 423914 CMO.....   7.50       8/15/11           938          956,033
  Government National Mortgage Assoc. Pool# 423923.........   7.00       9/15/11           740          742,480
  Government National Mortgage Assoc.......................   7.50      10/15/11           730          743,888
                                                                                                        -------
                                                                                                      4,509,272
                                                                                                        -------
Total U.S. Government Agencies (Cost $5,984,962)...........                                           5,980,509
                                                                                                        -------
U.S. TREASURY NOTES -- 66.1%
  U.S. Treasury Note.......................................   6.00       8/31/97           500          500,375
  U.S. Treasury Note.......................................   5.75      10/31/97           500          500,485
  U.S. Treasury Note.......................................   6.13       5/15/98           750          752,460
  U.S. Treasury Note.......................................   5.13      11/30/98         1,000          989,070
  U.S. Treasury Note.......................................   5.75      12/31/98         2,500        2,492,925
  U.S. Treasury Note.......................................   5.88       3/31/99         1,250        1,247,088
  U.S. Treasury Note.......................................   6.00       8/15/99         1,000          997,750
  U.S. Treasury Note.......................................   6.38       5/15/00           500          501,820
  U.S. Treasury Note.......................................   6.25       5/31/00         1,250        1,250,888
  U.S. Treasury Note.......................................   7.50      11/15/01         2,500        2,605,924
  U.S. Treasury Note.......................................   7.50       5/15/02         1,000        1,046,960
                                                                                                        -------
Total U.S. Treasury Notes (Cost $12,858,655)...............                                          12,885,745
                                                                                                        -------
                                                                                        SHARES
                                                                                         (000)
                                                                                       -------
REGULATED INVESTMENT COMPANIES -- 3.1%
  AIM Treasury Money Market Fund...........................                                321          321,275
  Dreyfus Treasury Prime Money Market Fund.................                                286          286,185
                                                                                                        -------
Total Regulated Investment Companies (Cost $607,460).......                                             607,460
                                                                                                        -------
TOTAL INVESTMENTS (COST $19,451,077)(A) -- 99.9%...........                                          19,473,714
ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.1%..............                                              28,505
                                                                                                        -------
TOTAL NET ASSETS -- 100.0%.................................                                         $19,502,219
                                                                                                        =======

---------------
Percentages indicated are based on net assets of $19,502,219.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

            Unrealized appreciation.............................................................  $ 142,931
            Unrealized depreciation.............................................................   (120,294)
                                                                                                  ---------
            Net unrealized appreciation.........................................................  $  22,637
                                                                                                  =========

  * Yield at issue.
CMO = Collateralized Mortgage Obligation

---------------

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $19,451,077)....................................   $19,473,714
  Interest and dividends receivable.........................................................       134,578
  Deferred organization costs (Note 2)......................................................         2,261
  Prepaid expenses and other assets.........................................................         1,089
                                                                                               -----------
Total assets................................................................................    19,611,642
                                                                                               -----------
LIABILITIES
  Distributions payable.....................................................................        83,453
  Accrued expenses:
     Advisory fees..........................................................................         4,778
     Administration fees....................................................................           637
     Legal and audit fees...................................................................        13,487
     Custodian fees.........................................................................         2,409
     Accounting fees........................................................................         3,842
     Other..................................................................................           817
                                                                                               -----------
Total liabilities...........................................................................       109,423
                                                                                               -----------
NET ASSETS..................................................................................   $19,502,219
                                                                                               ===========
Shares Outstanding ($0.001 par value, 500 million shares authorized)........................     1,948,838
                                                                                               ===========
Calculation of Maximum Offering Price
  Net asset value per share.................................................................        $10.01
  Sales charge -- 3.0% of public offering price.............................................          0.31
                                                                                                    ------
Maximum Offering Price......................................................................        $10.32
                                                                                                    ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................................................   $     1,949
  Additional paid-in capital................................................................    19,481,109
  Undistributed net investment loss.........................................................          (233)
  Net unrealized appreciation from investments..............................................        22,637*
  Accumulated net realized losses on investment transactions................................        (3,243)
                                                                                               -----------
Net Assets, June 30, 1997...................................................................   $19,502,219
                                                                                               ===========

---------------

*Represents sum of current periods unrealized appreciation plus common trust fund appreciation.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 28, 1997 (a) TO JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest.............................................................................               $385,194
Dividends............................................................................                 14,709
                                                                                                    --------
Total Investment Income..............................................................                399,903

Expenses
  Advisory fees......................................................................   $ 32,020
  Administration fees................................................................      9,606
  Distribution fees..................................................................     16,010
  Custodian fees.....................................................................      3,770
  Accounting fees....................................................................     16,524
  Transfer agent fees and expenses...................................................      7,432
  Legal and audit fees...............................................................     14,988
  Reports to shareholders............................................................        459
  Amortization of organization expenses..............................................        600
  Directors' fees....................................................................        346
  Insurance expense..................................................................        226
  Registration fees..................................................................      1,460
  Other expenses.....................................................................        599
                                                                                        --------
     Total expenses before fee waivers...............................................    104,040
     Less: Fee waivers...............................................................    (36,205)
                                                                                        --------
     Total expenses..................................................................                 67,835
                                                                                                    --------
Net Investment Income................................................................                332,068
                                                                                                    --------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized losses from securities transactions...................................                 (3,243)
  Net change in unrealized appreciation from investments.............................                 22,637(b)
                                                                                                    --------
Net Realized and Unrealized Gains from Investments...................................                 19,394
                                                                                                    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................               $351,462
                                                                                                    ========

------------------------

(a) Commencement of operations.
(b) Includes appreciation (depreciation) from acquired common trust fund.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           FOR THE PERIOD FROM
                                                                                          FEBRUARY 28, 1997 (a)
                                                                                            TO JUNE 30, 1997
                                                                                          ---------------------
                                                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income...................................................................      $   332,068
  Net realized losses from securities transactions........................................           (3,243)
  Net change in unrealized appreciation from investments..................................           22,637
                                                                                               -----------
  Net increase in net assets resulting from operations....................................          351,462
                                                                                               -----------
Dividends to shareholders from net investment income......................................         (332,301)
                                                                                               -----------
Capital Share Transactions
  Net proceeds from shares subscribed.....................................................       20,636,401
  Net asset value of shares issued to shareholders in reinvestment of dividends...........              157
  Cost of shares redeemed.................................................................       (1,153,500)
                                                                                               -----------
  Net increase in net assets from Capital share transactions..............................       19,483,058
                                                                                               -----------
Total Increase in Net Assets..............................................................       19,502,219

NET ASSETS
  Beginning of period.....................................................................               --
                                                                                               -----------
  End of period...........................................................................      $19,502,219
                                                                                               ===========

SHARE TRANSACTIONS
  Issued..................................................................................        2,063,765
  Reinvested..............................................................................               15
  Redeemed................................................................................         (114,942)
                                                                                               -----------
  Change in shares........................................................................        1,948,838
                                                                                               ===========
---------------

(a) Commencement of operations.

---------------

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       S&P/MOODY'S                       PRINCIPAL
                                                         RATINGS              MATURITY    AMOUNT        VALUE
                                                       (UNAUDITED)    RATE      DATE       (000)       (NOTE 2)
                                                       -----------   ------   --------   ---------   ------------
MUNICIPAL BONDS -- 93.3%
ILLINOIS -- 1.1%
  Alton Health Facilities Revenue, Refunding &
     Improvement, Christian Health, Callable 2/15/01
     @102 (FGIC)...................................... AAA/Aaa        7.20%    2/15/21    $ 1,000    $  1,107,500
                                                                                                     ------------
KENTUCKY -- 3.0%
  Louisville & Jefferson County, Revenue Bond,
     Metropolitan Sewer District, Sewer & Drain
     Systems (MBIA)................................... AAA/Aaa        6.50     5/15/07      1,770       1,982,400
  State Turnpike Authority, Economic Development
     Revenue Revitalization Projects (AMBAC).......... AAA/Aaa        6.50      7/1/07      1,000       1,126,250
                                                                                                     ------------
                                                                                                        3,108,650
                                                                                                     ------------
NEW JERSEY -- 1.0%
  State Refunding -- Series B......................... AA+/Aa1        6.20     1/15/00      1,000       1,045,000
                                                                                                     ------------
NORTH CAROLINA -- 5.8%
  Medical Care Common Hospital Revenue, Presbyterian
     Hospital Project................................. AAA/AAA        7.38     10/1/00      4,315       4,778,863
  Municipal Power Agency No 1, Catawba Electric
     Revenue (MBIA)................................... AAA/Aaa        6.00      1/1/10      1,000       1,072,500
                                                                                                     ------------
                                                                                                        5,851,363
                                                                                                     ------------
OREGON -- 1.0%
  Washington & Clackamas Counties, School District No
     23 J Tigard (FGIC)............................... AAA/Aaa        5.40      6/1/05      1,000       1,037,500
                                                                                                     ------------
TENNESSEE -- 75.5%
  Bristol Health & Educational Facilities Revenue,
     Bristol Memorial Hospital (FGIC)................. AAA/Aaa        6.75      9/1/07      2,140       2,447,625
  Hamilton County, Industrial Development Board Lease
     Rent Revenue (FGIC).............................. AAA/Aaa        5.75      9/1/05      1,000       1,062,500
  Hamilton County, Tennessee Public School
     Improvements Series A, Callable 10/1/02 @ 102.... NR/Aa2         5.50     10/1/04      1,930       2,021,675
  Humphreys County, Industrial Development Board,
     Solid Waste Disposal Revenue, E.I. DuPont
     DeNemours & Co. Project, Callable 5/1/04 @ 102... AA-/Aa3        6.70      5/1/24      1,455       1,569,581
  Johnson City, General Obligation, School Sales Tax
     Revenue, Callable 5/1/06 @ 100 (AMBAC)........... AAA/Aaa        6.70      5/1/21      1,250       1,418,750
  Johnson City, Refunding General Obligation (FGIC)... AAA/Aaa        5.55*     5/1/10      1,100         561,000
  Johnson City, Refunding General Obligation (FGIC)... AAA/Aaa       5.60*      5/1/11      1,430         691,763
  Johnson City, Tennessee Health & Educational
     Improvements Revenue (MBIA)...................... AAA/Aaa        6.75      7/1/16      1,000       1,101,250
  Kingsport, Public Improvement, General Obligation,
     Callable 9/1/02 @102............................. A+/A-1         5.60      9/1/03      1,200       1,252,500
  Knox County, General Obligation, Callable 2/1/04 @
     101.............................................. AA/Aa3         5.00      2/1/15      2,000       1,910,000

                                                                       Continued

                                                       S&P/MOODY'S                       PRINCIPAL
                                                         RATINGS              MATURITY    AMOUNT        VALUE
                                                       (UNAUDITED)    RATE      DATE       (000)       (NOTE 2)
                                                       -----------    ----    --------   ---------   ------------
TENNESSEE (CONTINUED)
  Knox County, Health, Education & Housing Facilities
     Board, Hospital Facilities Revenue, Fort Sanders
     Alliance Obligation (MBIA)....................... AAA/Aaa        6.25      1/1/13    $ 1,000    $  1,088,750
  Knox County, Health, Education & Housing Facilities
     Board, Hospital Facilities Revenue, Fort Sanders
     Alliance Obligation, Series C, (MBIA)............ AAA/Aaa        7.00      1/1/15      1,500       1,621,875
  Knox County, Tennessee General Obligation, Callable
     4/1/03 @ 102..................................... AA/Aa          6.50      4/1/04      1,965       2,161,500
  Lawrenceburg Electric Revenue (MBIA)................ AAA/Aaa        6.63      7/1/18      1,250       1,432,813
  Loudon County, Industrial Development Board, Solid
     Waste Disposal Revenue, Kimberly-Clark Corp.
     Project, Callable 2/1/03 @ 102................... AA/Aa2         6.20      2/1/23      2,000       2,047,500
  Memphis, General Obligation......................... AA/Aa          6.00     11/1/03      1,250       1,348,438
  Memphis, General Obligation......................... AA/Aa          6.25      7/1/04      1,000       1,093,750
  Memphis, General Obligation......................... AA/Aa          6.00     11/1/06      1,000       1,088,750
  Memphis, General Obligation......................... NR/AAA         7.00     10/1/13      1,000       1,105,000
  Metropolitan Government, Nashville & Davidson County
     Health & Education Facilities Board, Refunding &
     Improvements, Meharry Medical College Project
     (AMBAC).......................................... AAA/Aaa        6.00     12/1/07      1,415       1,544,119
  Metropolitan Government, Nashville & Davidson County
     Health & Educational Facilities Board, Refunding
     & Improvement, Meharry Medical College (AMBAC)... AAA/Aaa        6.00     12/1/09      1,000       1,088,750
  Metropolitan Government, Nashville & Davidson
     County, Energy Product General Obligation, Series
     A, (AMBAC) Callable 7/1/07 @ 101................. AAA/Aaa        5.25      7/1/13      2,515       2,474,131
  Metropolitan Government, Nashville & Davidson
     County, General Obligation....................... AA/Aa          5.60     5/15/07      1,045       1,101,169
  Metropolitan Government, Nashville & Davidson
     County, Health & Educational Facilities Board
     Revenue, Vanderbilt University, Series A,
     Callable 7/1/07 @ 101............................ AA/Aa3         5.38      7/1/18      2,535       2,477,962
  Metropolitan Government, Nashville & Davidson
     County, Health & Educational Facilities Board,
     Refunding & Improvement, Meharry Medical College
     (AMBAC).......................................... AAA/Aaa        6.00     12/1/13      2,030       2,161,950
  Metropolitan Government, Nashville & Davidson
     County, Sports Authority Public Improvement,
     Stadium Project (AMBAC), Callable 7/1/06 @ 101... AAA/Aaa        5.75      7/1/16      1,400       1,428,574
  Metropolitan Government, Nashville & Davidson
     County, Vanderbilt University, Series A.......... AA/Aa3         5.75      1/1/07      1,035       1,094,513
  Metropolitan Government, Nashville & Davidson
     County, Water & Sewer Revenue (MBIA)............. AAA/Aaa        6.00      1/1/04      2,000       2,145,000
  Metropolitan Government, Nashville & Davidson
     County, Water & Sewer Revenue.................... AAA/AAA        6.50      4/1/03      1,000       1,093,750
  Rutherford County Capital Outlay, Series A.......... AA-Aa          6.25%     5/1/05      3,500       3,828,124
  Rutherford County Capital Outlay, Series A.......... AA-/Aa         6.50      5/1/06      1,250       1,396,875
  Shelby County General Obligation, Series A.......... AA+/Aa2        6.75      4/1/05      1,000       1,123,750
  Shelby County General Obligation, Series A.......... AA+/Aa2        5.63      6/1/05      1,000       1,056,250
  Shelby County Health, Educational & Housing
     Facilities Board, Hospital Revenue, Methodist
     Health Systems, Inc. (MBIA)...................... AAA/Aaa        6.25      8/1/08      2,000       2,212,500
  Shelby County, General Obligation, Series A......... AA+/Aa2        6.75      4/1/04      2,000       2,227,500
  Shelby County, General Obligation, Series A......... AA+/Aa2        5.63      6/1/09      1,000       1,040,000

                                                                       Continued

                                                       S&P/MOODY'S                       PRINCIPAL
                                                         RATINGS              MATURITY    AMOUNT        VALUE
                                                       (UNAUDITED)    RATE      DATE       (000)       (NOTE 2)
                                                       -----------    ----    --------   ---------   ------------
TENNESSEE (CONTINUED)
  Shelby County, General Obligation, Series A,
     Callable 3/1/01 @ 102............................ AA+/Aa2        5.25      3/1/11    $ 1,000    $  1,001,250
  Shelby County, General Obligation, Series A,
     Callable 8/1/06 @ 100............................ AA+/Aa2        5.60      8/1/08      1,125       1,151,719
  Shelby County, Health, Educational & Housing
     Facilities Board, Hospital Revenue, Methodist
     Health Systems, Inc. (MBIA)...................... AAA/Aaa        5.50      8/1/05      3,000       3,131,249
  Shelby County, Health, Educational & Housing
     Facilities Board, Hospital Revenue, Methodist
     Health Systems, Inc. (MBIA), Callable 8/1/05 @
     102.............................................. AAA/Aaa        5.50      8/1/12      1,000       1,003,750
  Shelby County, Tennessee Health, Educational &
     Housing Facilities Board, Hospital Revenue,
     Methodist Health Systems, Inc. (MBIA)............ AAA/Aaa        6.25      8/1/07      2,000       2,215,000
  State General Obligation, Series B.................. AA+/Aaa        6.20      6/1/01      1,350       1,441,125
  State Housing Development Agency Revenue, Callable
     7/1/07 @ 102..................................... AA/Aa2         5.85      7/1/23      1,230       1,231,538
  State Local Development Authority Revenue, Series
     A................................................ AA-/A          5.75      3/1/11      1,000       1,028,750
  State, General Obligation, Callable 5/1/07 @
     101.5............................................ AAA/Aaa        5.25      5/1/14      1,275       1,287,750
  State, General Obligation, Series A................. AAA/Aaa        5.55      3/1/10      2,000       2,077,500
  State, General Obligation, Series A, Callable 5/1/06
     @ 100............................................ AAA/Aaa        4.75      5/1/09      4,000       3,914,999
  Williamson County, Public Improvement, General
     Obligation....................................... NR/Aa          6.25      4/1/06      1,000       1,101,250
                                                                                                     ------------
                                                                                                       77,105,817
                                                                                                     ------------
TEXAS -- 2.1%
  Austin, Texas Independent School District, General
     Obligation....................................... AAA/Aaa        6.00      8/1/05      2,000       2,165,000
                                                                                                     ------------
UTAH -- 1.0%
  Intermountain Power Agency Revenue,
     Utah Power Supply, Series A, Callable 7/1/03 @
       102............................................ A+/A1          5.50      7/1/10      1,000       1,008,750
                                                                                                     ------------
VIRGINIA -- 1.9%
  State Public Building Authority Revenue............. AA/Aa          4.90      8/1/09      2,000       1,946,580
                                                                                                     ------------
WISCONSIN -- 0.9%
  State, General Obligation, Series 1, Callable 5/1/06
     @ 100............................................ AA/Aa2         5.00      5/1/15      1,000         952,500
                                                                                                     ------------
Total Municipal Bonds (Cost $94,690,068)..............                                                 95,328,660
                                                                                                     ------------

                                                                       Continued

                                                                                         PRINCIPAL
                                                                              MATURITY    AMOUNT        VALUE
                                                                      RATE      DATE       (000)       (NOTE 2)
                                                                     ------   --------   ---------   ------------
U.S. TREASURY BILL -- 6.8%
  U.S. Treasury Bill (Cost $6,998,195)................                4.73%*    7/3/97    $ 7,000    $  6,997,293
                                                                                                     ------------
REGULATED INVESTMENT COMPANIES -- 4.9%
  Aim Tax Free Money Market Fund......................                                      4,418       4,418,074
  Dreyfus Tax Free Money Market Fund..................                                        572         572,268
                                                                                                     ------------
Total Regulated Investment Companies (Cost
  $4,990,342).........................................                                                  4,990,342
                                                                                                     ------------
TOTAL INVESTMENTS (COST $106,678,605) (a) -- 105.0%...                                                107,316,295
LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.0)%.......                                                 (4,994,485)
                                                                                                     ------------
TOTAL NET ASSETS -- 100.0%............................                                               $102,321,810
                                                                                                     ============

---------------

Percentages indicated are based on net assets of $102,321,810.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.............  $ 852,643
Unrealized depreciation.............   (214,953)
                                      ---------
Net unrealized appreciation.........  $ 637,690
                                      =========

  * Yield at issue.
FGIC = Insured by Financial Guaranty Insurance Corp.
AMBAC = Insured by AMBAC Indemnity Corporation
MBIA = Insured by Municipal Bond Insurance Association

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $106,678,605)..................................   $107,316,295
  Interest receivable......................................................................      1,479,240
  Receivable for investment securities sold................................................      1,002,520
  Receivable for Capital shares issued.....................................................        132,732
  Deferred organization costs (Note 2).....................................................         21,599
  Prepaid expenses.........................................................................            393
                                                                                              ------------
Total assets...............................................................................    109,952,779
                                                                                              ------------
LIABILITIES
  Distributions payable....................................................................        346,076
  Payable for investment securities purchased..............................................      7,193,016
  Accrued expenses:
     Advisory fees.........................................................................         42,291
     Administration fees...................................................................         12,688
     Legal and audit fees..................................................................         11,182
     Other.................................................................................         25,716
                                                                                              ------------
Total liabilities..........................................................................      7,630,969
                                                                                              ------------
NET ASSETS.................................................................................   $102,321,810
                                                                                               ===========
Shares Outstanding ($0.001 par value, 500 million shares authorized).......................     10,384,182
                                                                                               ===========
Calculation of Maximum Offering Price
  Net asset value per share................................................................         $ 9.85
  Sales charge -- 3.0% of public offering price............................................           0.30
                                                                                                    ------
Maximum Offering Price.....................................................................         $10.15
                                                                                                    ======
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par...........................................................   $     10,384
  Additional paid-in capital...............................................................    103,399,836
  Undistributed net investment income......................................................          4,829
  Net unrealized appreciation from investments.............................................        637,690*
  Accumulated net realized losses from investment transactions.............................     (1,730,929)
                                                                                              ------------
Net Assets, June 30, 1997..................................................................   $102,321,810
                                                                                               ===========

---------------

*Represents sum of current periods unrealized appreciation plus common trust fund appreciation.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest.........................................................................                $2,343,188
Dividends........................................................................                    78,055
                                                                                                 ----------
Total Investment Income..........................................................                 2,421,243

Expenses
  Advisory fees..................................................................  $ 241,719
  Administration fees............................................................     72,516
  Distribution fees..............................................................    120,860
  Custodian fees.................................................................     12,384
  Accounting fees................................................................     26,965
  Transfer agent fees and expenses...............................................     14,501
  Legal and audit fees...........................................................     15,167
  Amortization of organization expenses..........................................      5,792
  Directors' fees................................................................      2,709
  Insurance expense..............................................................      2,651
  Registration fees..............................................................      3,770
  Other expenses.................................................................      3,529
                                                                                   ---------
     Total expenses before fee waivers...........................................    522,563
     Less: Fee waivers...........................................................   (120,860)
                                                                                   ---------
     Total expenses..............................................................                   401,703
                                                                                                 ----------
Net Investment Income............................................................                 2,019,540
                                                                                                 ----------
REALIZED AND UNREALIZED GAINS(LOSSES) FROM INVESTMENTS
  Net realized losses from securities transactions...............................                  (574,830)
  Net change in unrealized appreciation from investments.........................                   134,821(a)
                                                                                                 ----------
Net Realized and Unrealized Losses from Investments..............................                  (440,009)
                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................                $1,579,531
                                                                                                 ==========

---------------

(a) Includes appreciation (depreciation) from acquired common trust fund.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              JUNE 30, 1997   DECEMBER 31, 1996
                                                                              -------------   ------------------
                                                                               (UNAUDITED)
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................................  $   2,019,540      $  3,906,644
  Net realized gains (losses) from securities transactions..................       (574,830)         (577,774)
  Net change in unrealized appreciation (depreciation) from investments.....        134,821        (2,118,918)
                                                                               ------------      ------------
  Net increase in net assets resulting from operations......................      1,579,531         1,209,952
                                                                               ------------      ------------
Dividends to shareholders from net investment income........................     (2,019,540)       (3,905,475)
                                                                               ------------      ------------
Capital Share Transactions
  Net proceeds from shares subscribed.......................................     20,523,495         9,672,959
  Net asset value of shares issued to shareholders in reinvestment of
     dividends..............................................................        100,001           187,651
  Cost of shares redeemed...................................................     (5,945,472)      (13,224,484)
                                                                               ------------      ------------
  Net increase (decrease) in net assets from Capital share transactions.....     14,678,024        (3,363,874)
                                                                               ------------      ------------
Total Increase (Decrease) in Net Assets.....................................     14,238,015        (6,059,397)

NET ASSETS
  Beginning of period.......................................................     88,083,795        94,143,192
                                                                               ------------      ------------
  End of period.............................................................  $ 102,321,810      $ 88,083,795
                                                                               ============      ============

SHARE TRANSACTIONS
  Issued....................................................................      2,076,297           980,116
  Reinvested................................................................         10,188            19,014
  Redeemed..................................................................       (600,918)       (1,339,773)
                                                                               ------------      ------------
  Change in shares..........................................................      1,485,567          (340,643)
                                                                               ============      ============

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          S&P/MOODY'S                     PRINCIPAL
                                                            RATINGS            MATURITY     AMOUNT        VALUE
                                                          (UNAUDITED)   RATE     DATE       (000)       (NOTE 2)
                                                          -----------   ----   ---------  ----------   -----------
MUNICIPAL BONDS -- 95.7%
TENNESSEE -- 95.7%
  Chattanooga, Tennessee Public & Sewer Improvements.....  AA-/A1       7.75%     8/1/01    $  550     $   616,000
  Clarksville, Tennessee Water Sewer & Gas Revenue
     (MBIA)..............................................  NR/Aaa       4.60      2/1/01       575         575,719
  Cookeville, Tennessee Industrial Development Board
     Refunding, General Hospital Project.................  A/NR         4.75     10/1/99       200         201,750
  Hamilton County, Tennessee Public School Improvements
     Series A, Callable 10/1/02 @ 102....................  NR/Aa2       5.50     10/1/04     1,000       1,047,500
  Hamilton County, Tennessee Industrial Development,
     Board Lease Rent Revenue Bond (FGIC)................  AAA/Aaa      5.50      9/1/02       750         783,750
  Hamilton County, Tennessee Refunding, Series A.........  NR/Aa2       4.90      9/1/04       750         755,625
  Jackson, Tennessee Hospital Revenue Refunding &
     Improvements........................................  A+/A1        4.80      4/1/02       500         500,625
  Johnson City, Tennessee Health & Educational
     Improvements Revenue (MBIA).........................  AAA/Aaa      6.75      7/1/16     1,000       1,101,249
  Kingsport, Tennessee General Improvement...............  A+/NR        6.80      6/1/02       500         522,670
  Knox County, Tennessee 1st Utility District Water &
     Sewer -- Series A, Refunding & Improvement (MBIA)...  AAA/Aaa      4.50     12/1/01       975         976,219
  Knox County, Tennessee General Obligation, Callable
     4/1/03 @ 102........................................  AA/Aa        6.50      4/1/04     1,000       1,100,000
  Knox County, Tennessee Health, Educational & Housing
     Facilities Board, Hospital Revenue, Fort Sanders
     Alliance Obligation (MBIA)..........................  AAA/Aaa      6.95      1/1/03       500         540,000
  Knoxville, Tennessee Refunding & Public Improvement....  AA/Aa3       4.65      5/1/01       650         650,000
  Maury County, Tennessee, Callable 6/1/03 @ 100.........  NR/A1        4.63      6/1/04       750         748,868
  Memphis, General Obligation............................  AA/Aa        6.00     11/1/03       500         539,375
  Memphis, Tennessee Electric System Revenue.............  AA/Aa        6.40      1/1/00       500         522,500
  Memphis, Tennessee Electrical System Revenue
     Refunding...........................................  AA/Aa        5.80      1/1/03     1,000       1,056,250
  Metropolitan Government, Nashville & Davidson County,
     Tennessee Energy Product, Series A..................  AAA/Aaa      5.75      7/1/00       750         780,000
  Metropolitan Government, Nashville & Davidson County,
     Tennessee Health & Educational Facilities Board
     Revenue, The Vanderbilt University, Series A,.......  AA/Aa3       6.00      7/1/07       625         675,000
  Rutherford County, Tennessee Refunding.................  AA-/Aa       4.75      4/1/01       750         762,188
  Sevier County, Tennessee Utility District Gassys
     Revenue (AMBAC).....................................  NR/Aaa       4.90      5/1/04       500         500,000
  Shelby County, Tennessee Health Educational & Hospital
     Facilities Board Revenue............................  NR/Baa2      5.20      9/1/04       640         633,600
  Shelby County, Tennessee Health, Educational & Housing
     Facilities Board, Hospital Revenue, Methodist Health
     Systems, Inc. (MBIA)................................  AAA/Aaa      6.25      8/1/07     1,500       1,661,249
  Shelby County, Tennessee Refunding, Series B...........  AA+/Aa2      5.55      3/1/04       750         775,313
  Sullivan County, Tennessee Educational & Housing
     Facility, Callable 2/15/03 @ 102....................  AAA/Aaa      5.38     2/15/04       650         671,938
  Sullivan County, Tennessee Health, Educational &
     Housing Facility Board Revenue, Hospital -- Holston
     Valley Health Care (MBIA)...........................  AAA/Aaa      7.13     2/15/05     1,000       1,086,250
  Tennessee State........................................  AA+/Aaa      5.00      3/1/01       750         754,425
  Tennessee State General Obligation Series B, Callable
     6/1/01 @ 101.5......................................  AA+/Aaa      6.50      6/1/03     1,115       1,213,955
                                                                                                       -----------

Total Municipal Bonds (Cost $21,809,450).................                                               21,752,018
                                                                                                       -----------

                                                                       Continued

                                                                                          PRINCIPAL
                                                                               MATURITY     AMOUNT        VALUE
                                                                        RATE     DATE       (000)       (NOTE 2)
                                                                        ----   ---------  ----------   -----------
U.S. TREASURY BILL -- 2.2%
  U.S. Treasury Bill (Cost $499,874).....................               4.60*     7/3/97    $  500     $   499,839
                                                                                                       -----------
REGULATED INVESTMENT COMPANIES -- 4.2%
  Aim Tax Free Money Market Fund.........................                                      964         963,618
  Dreyfus Tax Free Money Market Fund.....................                                       --             436
                                                                                                       -----------
Total Regulated Investment Companies (Cost $964,054).....                                                  964,054
                                                                                                       -----------
TOTAL INVESTMENTS (COST $23,273,378) (a) -- 102.1%.......                                               23,215,911
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.1)%..........                                                 (486,168)
                                                                                                       -----------
TOTAL NET ASSETS -- 100.0%...............................                                              $22,729,743
                                                                                                       ===========

---------------

Percentages indicated are based on net assets of $22,729,743.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:
            Unrealized appreciation.............................................................  $  57,894
            Unrealized depreciation.............................................................   (115,361)
                                                                                                  ---------
            Net unrealized depreciation.........................................................  $ (57,467)
                                                                                                  =========
  * Yield at issue.
MBIA = Insured by Municipal Bond Insurance Association
FGIC = Insured by Financial Guaranty Insurance Corp.
AMBAC = Insured by AMBAC Indemnity Corporation

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (Cost $23,273,378)....................................   $23,215,911
  Interest receivable.......................................................................       353,533
  Deferred organization costs (Note 2)......................................................         2,586
  Prepaid expenses and other assets.........................................................         1,099
                                                                                               -----------
Total assets................................................................................    23,573,129
                                                                                               -----------
LIABILITIES
  Distributions payable.....................................................................        62,836
  Payable for investment securities purchased...............................................       748,868
  Accrued expenses:
     Advisory fees..........................................................................         7,298
     Administration fees....................................................................           749
     Legal and audit fees...................................................................        13,265
     Other..................................................................................        10,370
                                                                                               -----------
Total liabilities...........................................................................       843,386
                                                                                               -----------
NET ASSETS..................................................................................   $22,729,743
                                                                                               ===========
Shares Outstanding ($0.001 par value, 500 million shares authorized)........................     2,285,345
                                                                                               ===========
Calculation of Maximum Offering Price
  Net asset value per share.................................................................   $      9.95
  Sales charge -- 3.0% of public offering price.............................................          0.31
                                                                                               -----------
Maximum Offering Price......................................................................   $     10.26
                                                                                               ===========
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par............................................................   $     2,285
  Additional paid-in capital................................................................    22,864,215
  Undistributed net investment income (loss)................................................        (3,630)
  Net unrealized depreciation from investments..............................................       (57,467)*
  Accumulated net realized losses from investment transactions..............................       (75,660)
                                                                                               -----------
Net Assets, June 30, 1997...................................................................   $22,729,743
                                                                                               ===========

---------------

*Represents sum of current periods unrealized appreciation (depreciation) plus common trust fund appreciation (depreciation).

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 28, 1997(a) TO JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest............................................................................               $  285,296
Dividends...........................................................................                   14,810
                                                                                                   ----------
Total Investment Income.............................................................                  300,106

Expenses
  Advisory fees.....................................................................   $ 34,695
  Administration fees...............................................................     10,409
  Distribution fees.................................................................     17,348
  Custodian fees....................................................................      3,770
  Accounting fees...................................................................     16,510
  Transfer agent fees and expenses..................................................      7,376
  Legal and audit fees..............................................................     15,002
  Reports to shareholders...........................................................        829
  Amortization of organization expenses.............................................        720
  Directors' fees...................................................................        360
  Insurance expense.................................................................        332
  Registration fees.................................................................      1,460
  Other expenses....................................................................        256
                                                                                        -------
     Total expenses before fee waivers..............................................    109,067
     Less: Fee waivers..............................................................    (33,105)
                                                                                        -------
     Total expenses.................................................................                   75,962
                                                                                                   ----------
Net Investment Income...............................................................                  224,144
                                                                                                   ----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized losses from securities transactions..................................                  (75,660)
  Net change in unrealized depreciation from investments............................                  (57,467)(b)
                                                                                                   ----------
Net Realized and Unrealized Losses from Investments.................................                 (133,127)
                                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................               $   91,017
                                                                                                   ==========

---------------

(a) Commencement of operations.
(b) Includes appreciation (depreciation) from acquired common trust fund.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          FOR THE PERIOD FROM
                                                                                          FEBRUARY 28, 1997(a)
                                                                                            TO JUNE 30, 1997
                                                                                          --------------------
                                                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income................................................................       $    224,144
  Net realized losses from securities transactions.....................................            (75,660)
  Net change in unrealized depreciation from investments...............................            (57,467)
                                                                                             -------------
  Net increase in net assets resulting from operations.................................             91,017
                                                                                             -------------
Dividends to shareholders from net investment income...................................           (227,774)
                                                                                             -------------
Capital Share Transactions
  Net proceeds from shares subscribed..................................................         25,001,920
  Cost of shares redeemed..............................................................         (2,135,420)
                                                                                             -------------
  Net increase in net assets from Capital share transactions...........................         22,866,500
                                                                                             -------------
Total Increase in Net Assets...........................................................         22,729,743

NET ASSETS
  Beginning of period..................................................................                 --
                                                                                             -------------
  End of period........................................................................       $ 22,729,743
                                                                                             =============

SHARE TRANSACTIONS
  Issued...............................................................................          2,500,230
  Redeemed.............................................................................           (214,885)
                                                                                             -------------
  Change in shares.....................................................................          2,285,345
                                                                                             =============

---------------

(a) Commencement of operations.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

     The Infinity Mutual Funds, Inc. (the "Fund") was organized as a Maryland corporation on March 6, 1990 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Fund operates as a series company currently comprising twelve portfolios. The accompanying financial statements and notes relate to the AmeriStar Prime Money Market Portfolio, the AmeriStar U.S. Treasury Money Market Portfolio, the AmeriStar Capital Growth Portfolio, the AmeriStar Dividend Growth Portfolio, the AmeriStar Core Income Portfolio, the AmeriStar Limited Duration Income Portfolio, the AmeriStar Limited Duration U.S. Government Portfolio, the AmeriStar Tennessee Tax Exempt Bond Portfolio, and the AmeriStar Limited Duration Tennessee Tax Free Portfolio (together the "Portfolios").

     The Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio both seek to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Prime Money Market Portfolio invests in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Treasury Money Market Portfolio invests only in U.S. Treasury securities and in other securities guaranteed as the principal and interest by the U.S. Government. The Capital Growth Portfolio seeks to provide investors with capital growth by investing primarily in the equity securities of domestic issuers. The Dividend Growth Portfolio seeks to provide investors with current income and capital appreciation. This Portfolio will invest primarily in dividend-paying equity securities of domestic issuers which are expected to provide reasonable income and may have capital appreciation potential. The Core Income Portfolio seeks to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Core Income Portfolio will invest in a portfolio of securities, except when maintaining a temporary defensive position, that has an effective duration of 50% to 150% of that of the Merrill Lynch Corporate Government Master Index. The Limited Duration Income Portfolio's investment objective is to provide investors with current income without assuming undue risk. This Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under normal market conditions, the Limited Duration Income Portfolio will invest in a portfolio of securities that has a duration of under four years. The Limited Duration U.S. Government Portfolio seeks to provide investors with high current income without assuming undue risk. This Portfolio will invest primarily in a portfolio of U.S. Government securities that, under normal market conditions, has an effective duration that approximates that of the Merrill Lynch Government 1 to 5 Year Bond Index. The Tennessee Tax Exempt Bond Portfolio's investment objective is to provide investors with current income exempt from federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in investment grade Tennessee Municipal Obligations without regard to maturity. The Limited Duration Tennessee Tax Free Portfolio seeks to provide investors with current income exempt from Federal and Tennessee income taxes without assuming undue risk. This Portfolio will invest primarily in a portfolio of investment grade Tennessee Municipal Obligations that, under normal market conditions, has a duration of under five years and an effective average portfolio maturity ranging between three and five years.

     The Portfolios are authorized to issue two classes of shares as follows:
Investor Shares and Trust Shares. Investor Shares and Trust Shares are substantially the same, except that Investor Shares bear the fees that are payable under the plans adopted by the Fund's Board of Directors. Under the shareholder services plan (the "Shareholder Service Plan") for the Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio (the "Money Market Portfolios"), fees are payable at an annual rate of 0.25% of each Money Market Portfolio's average daily net assets represented by Investor Shares. Under the plan adopted pursuant to Rule 12b-1 under the Act (the "Distribution Plan"), the Capital Growth Portfolio, the Dividend Growth Portfolio, the Core Income Portfolio, the Limited Duration Income Portfolio, the Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio and the Limited Duration Tennessee Tax Free Portfolio (the "Variable Net Asset Value Portfolios") pay fees at an annual rate of 0.25% of each Variable Net Asset Value Portfolio's average daily net assets represented by Investor Shares. As of June 30, 1997, the Variable Net Asset Value Portfolios only offer Investor Shares.

     At June 30, 1997, there were 2.0 billion shares of the Money Markets Portfolios' $0.001 par value common stock authorized, of which each Portfolio's shares are classified into Investor Shares (500 million shares authorized per Portfolio)

                                   Continued

--------------------------------------------------------------------------------

and Trust Shares (500 million shares authorized per Portfolio). There were 3.5 billion shares of the Variable Net Asset Value Portfolios' $0.001 par value common stock authorized, of which each Portfolio's shares are classified into Investor Shares (250 million shares authorized per Portfolio) and Trust Shares (250 million shares authorized per Portfolio).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A)  Security Valuation:

     The Money Market Portfolios' securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. In addition, the Money Market Portfolios may not a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

     The Variable Net Asset Value Portfolios' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased more than 60 days to maturity, at their market value each day until the 61st day prior to maturity, and there after assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B)  Security Transactions and Investment Income:

     Security transactions are recorded on trade date. Realized gains and losses from sales of investments are calculated on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments, is accrued daily. Dividend income is recorded on the ex-dividend date.

C)  Repurchase Agreements:

     The Portfolios' custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

D)  Expenses:

     The Portfolios incurred certain costs in connection with their organization. These costs were deferred and are being amortized on a straight-line basis over five years from their commencement of operations. The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Direct expenses of a Portfolio are charged to that Portfolio while general Fund expenses are allocated among the Fund's respective portfolios based on the relative net assets of each Portfolio. At June 30, 1997, deferred organization costs were $23,045, $24,160 $9,069, $5,959, $2,981, $21,692,
$2,261, $21,599 and $2,586 for the Prime Money Market Portfolio, the U.S. Treasury Money Market Portfolio, the Capital Growth Portfolio, the Dividend Growth Portfolio, the Core Income Portfolio, the Limited Duration Income Portfolio, the Limited Duration U.S. Government Portfolio, the Tennessee Tax Exempt Bond Portfolio and the Limited Duration Tennessee Tax Free Portfolio, respectively.

E)  Federal Income Taxes:

     For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Portfolio to meet the requirements of the Code applicable to regulated investment companies, including the requirement

                                   Continued

--------------------------------------------------------------------------------

that they distribute substantially all of their income to shareholders. Therefore, no federal income tax provision is required.

     At December 31, 1996, capital loss carryovers are available to offset future net realized gains on securities transactions to the extent provided for in the Code. Such capital loss carryover are detailed as follows:

                  PRIME MONEY                               TENNESSEE
                    MARKET     CAPITAL GROWTH  CORE INCOME  TAX EXEMPT
                   PORTFOLIO     PORTFOLIO      PORTFOLIO   PORTFOLIO
                  -----------  --------------  -----------  ----------
Capital Loss
  Carryover......   $   889       $157,938       $85,478    $  577,919
Expires in
  year...........      2002           2004          2004          2002

Capital Loss
  Carryover......   $   149             --            --    $  578,180
Expires in
  year...........      2004             --            --          2004

Total
  Carryover......   $ 1,038       $157,938       $85,478    $1,156,099

F)  Dividends and Distributions to Shareholders:

     Dividends are declared daily to shareholders of record at the close of business on the day of declaration and are paid monthly for the Prime Money Market Portfolio, U.S. Treasury Money Market Portfolio, Core Income Portfolio, Limited Duration Income Portfolio, Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio and the Limited Duration Tennessee Tax Free Portfolio. Dividends are declared and paid quarterly for the Capital Growth Portfolio. Dividends are declared and paid monthly for the Dividend Growth Portfolio. For all Portfolios, distributions of net realized gains, if any, will be paid at least annually. Dividends and distributions are recorded on the exdividend date. Distributions from net investment income and from net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Timing differences relating to shareholder distributions have been reclassified to paid-in-capital. These differences are primarily due to deferrals of certain losses and expiring capital loss carryovers.

G)  Other:

     Each Portfolio maintains a cash balance with its custodian and receives a reduction of its custody fees for the amounts of interest earned on such uninvested cash balances. For financial reporting purposes for the six months ended June 30, 1997, there were no reductions in custodian fees and expenses paid by third parties. There was no effect on net investment income. Each Portfolio could have invested such cash amounts, if any, in an income producing asset if it had not agreed to a reduction of fees and expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     First American National Bank ("First American") serves as the Portfolios' investment adviser. Barnett Capital Advisors, Inc. ("Barnett") serves as the sub-investment adviser with respect to the Prime Money Market Portfolio. BISYS Fund Services Limited Partnership ("BISYS") serves as the Portfolios' administrator and distributor of the Portfolios' shares. BISYS is a subsidiary of The BISYS Group, Inc.

     As investment adviser, First American manages the investments of each Portfolio, supervises the sub-investment adviser with respect to the Prime Money Market Portfolio and is responsible for all purchases and sales of each Portfolio's investment securities. For its services, First American is entitled to receive fees at an annual rate of 0.25% of the average daily net assets of each Money Market Portfolio less, in the case of the Prime Money Market Portfolio any amounts payable to Barnett, 0.65% of the average daily net assets of the Capital Growth Portfolio and the Dividend Growth Portfolio and 0.50% of the average daily net assets of the Core Income Portfolio, the Limited Duration Income Portfolio, Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio, and the Limited Duration Tennessee Tax Free Portfolio. For the six months ended June 30, 1997, First American waived $2,130, $13,110, and $8,078 in advisory fees with respect to the Dividend Growth Portfolio, Limited Duration U.S. Government Portfolio, and Limited Duration Tennessee Tax Free Portfolio, respectively.

     As sub-investment adviser, Barnett provides the day-to-day management of the Prime Money Market Portfolio's investments. For its services, the Prime Money Market Portfolio has agreed to pay Barnett a fee at an annual rate of 0.15% of the Prime Money Market Portfolio's average daily net assets. Such fees are accrued daily and paid monthly.

     As administrator, BISYS assists in supervising the operations of the Portfolios. For its services, BISYS is entitled to receive a fee at the annual rate of 0.10% of the average daily net assets of each Money Market Portfolio and 0.15% of the average daily net assets of each Variable Net Asset Value Portfolio. For the six months ended June 30, 1997, BISYS waived $491, $7,085, and $7,679 in administration fees with respect to Dividend Growth Portfolio, Limited Duration U.S. Government Portfolio, and Limited Duration Tennessee Tax Free Portfolio, respectively.

     Pursuant to the Shareholder Service Plan, the Money Market Portfolios pay BISYS for the provision of certain services to the holders of Investor Shares at an annual rate of 0.25% of the average daily net assets of the Money Market Portfolios' Investor Shares. The services provided may include personal services relating to shareholder accounts and services related to the maintenance of such shareholder accounts. BISYS may pay financial institutions, including

                                   Continued

--------------------------------------------------------------------------------

the investment adviser, broker/dealers and other institutions in respect of these services. For the six months ended June 30, 1997, no shareholder services fees under the Shareholder Service Plan were waived by BISYS.

     Pursuant to the Distribution Plan, each Variable Net Asset Value Portfolio pays BISYS for advertising, marketing and distributing such Portfolios' Investor Shares at an annual rate of 0.25% of the average daily net assets of such Investor Shares, BISYS may pay financial institutions, broker/dealers and other institutions, in respect of these services. For the six months ended June 30, 1997, BISYS waived $124,179, $47,905, $73,803, $123,251, $16,010, $120,860 and
$17,348 in Distribution Plan fees with respect to the Capital Growth Portfolio, Dividend Growth Portfolio, Core Income Portfolio, Limited Duration Income Portfolio, Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio, respectively.
     Certain officers and Directors of the Fund are "affiliated persons" (each defined in the Act) of BISYS. Each "non-affiliated" Director receives an annual fee of $12,000 and a meeting fee of $1,500 per meeting for services relating to all the Portfolios constituting the Fund.

NOTE 4 -- SECURITIES TRANSACTIONS

     For the six months ended June 30, 1997, the cost of purchases and the proceeds from sales of portfolio securities (excluding short-term investments) were as follows:

                                   PURCHASES       SALES
                                  ------------  ------------
Capital Growth Portfolio......... $ 91,166,648  $ 42,048,846
Dividend Growth Portfolio(a)..... $ 54,860,839  $ 18,797,183
Core Income Portfolio............ $ 43,042,515  $ 11,759,139
Limited Duration Income
  Portfolio...................... $ 11,996,356  $  8,698,125
Limited Duration U.S. Government
  Portfolio(a)................... $ 19,454,114  $  2,323,239
Tennessee Tax Exempt Bond
  Portfolio...................... $137,671,081  $128,098,984
Limited Duration Tennessee Tax
  Free Portfolio(a).............. $ 34,434,725  $ 12,478,767

---------------

(a) For the period from February 28, 1997(commencement of operations) through June 30, 1997.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

     The Prime Money Market Portfolio invests substantially all of its assets in a diversified portfolio of high quality U.S. dollar dominated money market instruments as disclosed in the Portfolio of Investments by security type. The issuers' abilities to meet their obligations may be affected by domestic and foreign economic, regional and political developments.

     The Prime Money Market Portfolio had the following concentrations by industry sector at June 30, 1997 (as a percentage of total investments):

Commercial Paper...........................    34.9%
Repurchase Agreements......................    11.5%
Bank Notes.................................     7.0%
Certificates of Deposit....................    16.3%
Corporate Obligations......................    26.8%
Time Deposits..............................     3.5%
                                             -------
                                              100.0%
                                              ======

     The Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio invest substantially all of their assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee economic, regional and political developments.

     The Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio had the following concentrations by sector at June 30, 1997 (as a percentage of total investments):

                                            LIMITED DURATION
                             TENNESSEE         TENNESSEE
                             TAX EXEMPT         TAX FREE
                           BOND PORTFOLIO      PORTFOLIO
                           --------------   ----------------
General Obligations......        34.2%             12.3%
Utilities................         9.6%             21.7%
Health & Medical.........        23.8%             22.8%
Educational..............         5.2%              9.2%
Housing..................         3.2%              6.3%
Cash and Cash                    11.1%              6.3%
  Equivalents............
Other....................        12.9%             21.4%
                               ------            ------
                                100.0%            100.0%
                           ===========      ============

                                   Continued

--------------------------------------------------------------------------------

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Prime Money Market Portfolio and the U.S. Treasury Money Market Portfolio (at $1.00 per share) are summarized below:

                                     PRIME MONEY MARKET PORTFOLIO
                                   --------------------------------
                                    SIX MONTHS
                                       ENDED         YEAR ENDED
                                   JUNE 30, 1997  DECEMBER 31, 1996
                                   -------------  -----------------
                                    (UNAUDITED)
INVESTOR SHARES
  Shares sold.....................   90,437,682       243,644,595
  Shares issued in reinvestment of
    dividends and distributions...       12,308            26,543
  Shares redeemed.................  (70,517,126)     (284,754,474)
                                   -------------  -----------------
                                     19,932,864       (41,083,336)
                                   ============   =================
TRUST SHARES
  Shares sold.....................   78,374,705       137,969,542
  Shares issued in reinvestment of
    dividends and distributions...           --                --
  Shares redeemed.................  (83,333,555)      (89,868,790)
                                   -------------  -----------------
                                     (4,958,850)       48,100,752
                                   ============   =================
Net increase in Capital Shares....   14,974,014         7,017,416
                                   ============   =================

                                            U.S. TREASURY
                                        MONEY MARKET PORTFOLIO
                                   --------------------------------
                                    SIX MONTHS
                                       ENDED         YEAR ENDED
                                   JUNE 30, 1997  DECEMBER 31, 1996
                                   -------------  -----------------
                                    (UNAUDITED)
INVESTOR SHARES
  Shares sold.....................  127,303,446       277,704,916
  Shares issued in reinvestment of
    dividends and distributions...       34,711            56,500
  Shares redeemed................. (130,663,905)     (367,883,074)
                                   -------------  -----------------
                                     (3,325,748)      (90,121,658)
                                   ============   =================
TRUST SHARES
  Shares sold.....................   86,522,208       182,400,072
  Shares issued in reinvestment of
    dividends and distributions...           --                --
  Shares redeemed.................  (95,029,571)      (72,702,140)
                                   -------------  -----------------
                                     (8,507,363)      109,697,932
                                   ============   =================
Net increase (decrease) in Capital
  Shares..........................  (11,833,111)       19,576,274
                                   ============   =================

NOTE 7 -- CONVERSION OF COMMON TRUST FUNDS:

     On March 3, 1997, the Capital Growth Portfolio, Dividend Growth Portfolio, Core Income Portfolio, Limited Duration U.S. Government Portfolio, Tennessee Tax Exempt Bond Portfolio and Limited Duration Tennessee Tax Free Portfolio issued shares to acquire all of the assets and liabilities of certain common trust funds of First American National Bank. The following is a summary of shares issued, net assets converted, net asset value per share and unrealized appreciation (depreciation) as of the conversion date (amounts in thousands, except per share amounts):

                                                                                 NET ASSET     UNREALIZED
                                                                          NET      VALUE      APPRECIATION
                                                                SHARES  ASSETS   PER SHARE   (DEPRECIATION)
                                                                ------  -------  ----------  --------------
Capital Growth Portfolio....................................... 6,276   $73,749    $11.75       $ 20,169
Dividend Growth Portfolio...................................... 5,499    54,987     10.00         12,302
Core Income Portfolio.......................................... 3,314    32,904      9.93           (332)
Limited Duration U.S. Government Portfolio..................... 1,993    19,925     10.00              8
Tennessee Tax Exempt Bond Portfolio............................ 1,679    16,624      9.90             48
Limited Duration Tennessee Tax Free Portfolio.................. 2,105   $21,050    $10.00       $    (30)

                                   Continued

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
INVESTOR SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                SIX MONTHS           YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                            ENDED JUNE 30, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994*
                                            -------------------   -----------------   -----------------   ------------------
                                                (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD......        $ 1.000              $ 1.000             $ 1.000             $  1.000
                                                  -------              -------             -------              -------
Income from investment operations:
  Net investment income...................          0.023                0.048               0.054                0.031
                                                  -------              -------             -------              -------
Less dividends and distributions:
  Dividends from net investment income....         (0.023)              (0.048)             (0.054)              (0.031)
                                                  -------              -------             -------              -------
NET ASSET VALUE, END OF PERIOD............        $ 1.000              $ 1.000             $ 1.000             $  1.000
                                                  =======              =======             =======              =======
Total Return..............................           2.37%(a)             4.88%               5.51%                3.13%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).......        $42,769              $22,836             $63,919             $ 82,351
  Ratio of expenses to average net
     assets...............................           0.88%(c)             0.68%               0.65%                0.63%(c)
  Ratio of net investment income to
     average net assets...................           4.66%(c)             4.83%               5.37%                4.06%(c)
  Ratio of expenses to average net
     assets**.............................           0.88%(b)(c)          0.86%(d)            0.90%                0.93%(c)
  Ratio of net investment income to
     average net assets**.................           4.66%(b)(c)          4.65%               5.12%                3.76%(c)

---------------

  * For the period from March 24, 1994 (commencement of operations) through December 31, 1994.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) There were no fee waivers or expense reimbursements for this fund during this period.

(c) Annualized.

(d) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR PRIME MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        FOR THE PERIOD
                                                                          SIX MONTHS     FROM JULY 1,
                                                                            ENDED        1996 THROUGH
                                                                           JUNE 30,      DECEMBER 31,
                                                                             1997           1996 *
                                                                          ----------   -----------------
                                                                          (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD....................................   $  1.000         $ 1.000
                                                                            -------         -------
Income from investment operations:
  Net investment income.................................................      0.025           0.024
                                                                            -------         -------
Less dividends and distributions:
  Dividends from net investment income..................................     (0.025)         (0.024)
                                                                            -------         -------
NET ASSET VALUE, END OF PERIOD..........................................   $  1.000         $ 1.000
                                                                            =======         =======
Total Return............................................................       2.50%(a)         5.00%(a)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....................................   $ 43,142         $48,101
  Ratio of expenses to average net assets...............................       0.63%(c)         0.65%(c)
  Ratio of net investment income to average net assets..................       4.91%(c)         4.86%(c)
  Ratio of expenses to average net assets**.............................       0.63%(c)         0.65%(c)(d)
  Ratio of net investment income to average net assets**................       4.91%(c)         4.86%(c)

---------------

  * Period from commencement of operations.

 ** There were no fee waivers or expense reimbursements for this fund.

 (a) Not annualized.

 (b) Represents total return for Investor Shares from January 1, 1996 through June 30, 1996 plus total return for Trust Shares from July 1, 1996 through December 1, 1996

 (c) Annualized.

 (d) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

---------------
See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
INVESTOR SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                            SIX MONTHS ENDED      YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                             JUNE 30, 1997     DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994*
                                            ----------------   -----------------   -----------------   ------------------
                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD......      $  1.000            $ 1.000            $   1.000            $  1.000
                                                 -------           --------             --------            --------
Income from investment operations:
  Net investment income...................         0.023              0.047                0.053               0.030
                                                 -------           --------             --------            --------
Less dividends and distributions:
  Dividends from net investment income....        (0.023)            (0.047)              (0.053)             (0.030)
                                                 -------           --------             --------            --------
NET ASSET VALUE, END OF PERIOD............      $  1.000            $ 1.000            $   1.000            $  1.000
                                                 =======           ========             ========            ========
Total Return..............................          2.30%(a)           4.78%                5.41%               3.01%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).......      $ 74,983            $78,308            $ 168,430            $139,715
  Ratio of expenses to average net
     assets...............................          0.75%(c)           0.56%                0.50%               0.54%(c)
  Ratio of net investment income to
     average net assets...................          4.50%(c)           4.72%                5.28%               4.02%(c)
  Ratio of expenses to average net
     assets**.............................          0.75%(b)(c)        0.74%(d)             0.75%               0.83%(c)
  Ratio of net investment income to
     average net assets**.................          4.50%(b)(c)        4.54%                5.03%               3.73%(c)

---------------

 * For the period March 29, 1994 (commencement of operations) through December 31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) There were no fee waivers or expense reimbursements for this fund during this period.

(c) Annualized.

(d) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
TRUST SHARES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         SIX MONTHS       FOR THE PERIOD FROM
                                                                            ENDED         JULY 1, 1996 THROUGH
                                                                        JUNE 30, 1997      DECEMBER 31, 1996*
                                                                        -------------     --------------------
                                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $   1.000             $  1.000
                                                                           --------             --------
Income from investment operations:
  Net investment income...............................................        0.024                0.024
                                                                           --------             --------
Less dividends and distributions:
  Dividends from net investment income................................       (0.024)              (0.024)
                                                                           --------             --------
NET ASSET VALUE, END OF PERIOD........................................    $   1.000             $  1.000
                                                                           ========             ========
Total Return..........................................................         2.43%(a)             4.90%(a)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...................................    $ 101,191             $109,698
  Ratio of expenses to average net assets.............................         0.50%(c)             0.52%(c)
  Ratio of net investment income to average net assets................         4.75%(c)             4.78%(c)
  Ratio of expenses to average net assets**...........................         0.50%(c)             0.52%(c)(d)
  Ratio of net investment income to average net assets**..............         4.75%(c)             4.78%(c)

---------------

 *  Period from commencement of operations.

**  There were no fee waivers or expense reimbursements for this fund.

(a) Not annualized.

(b) Represents total return for Investor Shares from January 1, 1996 through June 30, 1996 plus total return for Trust Shares from July 1, 1996 through December 1, 1996.

(c) Annualized.

(d) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              SIX MONTHS        FOR THE PERIOD FROM
                                                                                 ENDED         APRIL 1, 1996 THROUGH
                                                                             JUNE 30, 1997      DECEMBER 31, 1996*
                                                                             -------------     ---------------------
                                                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.......................................    $   11.32              $ 10.00
                                                                                --------              -------
Income from investment operations:
  Net investment income....................................................         0.02                   --
  Net realized and unrealized gains on securities transactions.............         1.81                 1.32
                                                                                --------              -------
  Net income from investment operations....................................         1.83                 1.32
                                                                                --------              -------
Less dividends and distributions:
  Dividends from net investment income.....................................        (0.02)                  --
                                                                                --------              -------
Net change in net asset value..............................................         1.81                 1.32
                                                                                --------              -------
NET ASSET VALUE, END OF PERIOD.............................................    $   13.13              $ 11.32
                                                                                ========              =======
Total Return (excluding sales charge)......................................        16.21%(d)            22.26%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)........................................    $ 132,827              $49,008
  Ratio of expenses to average net assets..................................         0.93%(b)             1.20%(b)
  Ratio of net investment income (loss) to average net assets..............         0.49%(b)            (0.02%)(b)
  Ratio of expenses to average net assets**................................         1.18%(b)             1.39%(b)(c)
  Ratio of net investment income (loss) to average net assets**............         0.24%(b)            (0.21%)(b)
  Portfolio Turnover.......................................................           48%                  69%
  Average commission rate paid(e)..........................................    $  0.0877              $0.0838

---------------

  * Period from commencement of operations.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized. The quoted return of the Portfolio includes performance of certain collective trust portfolio ("Commingled") accounts for the period from December 31, 1995 to the Mutual Fund's commencement of operations on April 1, 1996, as adjusted to reflect the expenses associated with the Portfolio.

(b) Annualized.

(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(d) Not annualized.

(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR DIVIDEND GROWTH PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                             FOR THE PERIOD
                                                                                            FROM FEBRUARY 28
                                                                                              1997 THROUGH
                                                                                             JUNE 30, 1997*
                                                                                            ----------------
                                                                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD......................................................      $  10.00
                                                                                                 -------
Income from investment operations:
  Net investment income...................................................................          0.07
  Net realized and unrealized gains on securities transactions............................          1.00
                                                                                                 -------
  Net income from investment operations...................................................          1.07
                                                                                                 -------
Less dividends and distributions:
  Dividends from net investment income....................................................         (0.07)
                                                                                                 -------
Total dividends and distributions.........................................................         (0.07)
                                                                                                 -------
Net change in net asset value.............................................................          1.00
                                                                                                 -------
NET ASSET VALUE, END OF PERIOD............................................................      $  11.00
                                                                                                 =======

Total Return (excluding sales charge).....................................................         10.78%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).......................................................      $ 61,031
  Ratio of expenses to average net assets.................................................          1.04%(b)
  Ratio of net investment income to average net assets....................................          2.13%(b)
  Ratio of expenses to average net assets**...............................................          1.30%(b)
  Ratio of net investment income to average net assets**..................................          1.87%(b)
  Portfolio Turnover......................................................................            36%
  Average commission rate paid(c).........................................................      $ 0.0979

---------------

  * Period from commencement of operations.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR CORE INCOME PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD
                                                                                            FROM APRIL 1,
                                                                       SIX MONTHS ENDED      1998 THROUGH
                                                                        JUNE 30, 1997     DECEMBER 31, 1996*
                                                                       ----------------   ------------------
                                                                         (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.................................      $  10.00            $  10.00
                                                                            -------             -------
Income from investment operations:
  Net investment income..............................................          0.28                0.40
  Net realized and unrealized losses on securities transactions......         (0.07)                 --
                                                                            -------             -------
  Net income from investment operations..............................          0.21                0.40
                                                                            -------             -------
Less dividends and distributions:
  Dividends from net investment income...............................         (0.28)              (0.40)
                                                                            -------             -------
Net change in net asset value........................................         (0.07)               0.00
                                                                            -------             -------
NET ASSET VALUE, END OF PERIOD.......................................      $   9.93            $  10.00
                                                                            =======             =======
Total Return (excluding sales charge)................................          2.14%(d)            1.12%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)..................................      $ 73,140            $ 38,815
  Ratio of expenses to average net assets............................          0.87%(b)            1.13%(b)
  Ratio of net investment income to average net assets...............          5.75%(b)            5.37%(b)
  Ratio of expenses to average net assets**..........................          1.12%(b)            1.32%(b)(c)
  Ratio of net investment income to average net assets**.............          5.50%(b)            5.18%(b)
  Portfolio Turnover.................................................            22%                 65%

---------------

  * Period from commencement of operations.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized. The quoted return of the Portfolio includes performance of certain collective trust portfolio ("Commingled") accounts for the period from December 31, 1995 to the Mutual Fund's commencement of operations on April 1, 1996, as adjusted to reflect the expenses associated with the Portfolio.

(b) Annualized.

(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(d) Not annualized.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             SIX MONTHS
                                               ENDED
                                              JUNE 30,         YEAR ENDED            YEAR ENDED            PERIOD ENDED
                                                1997        DECEMBER 31, 1996     DECEMBER 31, 1995     DECEMBER 31, 1994*
                                             ----------     -----------------     -----------------     ------------------
                                             (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........     $9.96            $10.13                  $9.66                $10.00
                                              --------           -------               --------              --------
Income from investment operations:
  Net investment income.....................      0.29              0.58                   0.59                  0.38
  Net realized and unrealized gains (losses)
     on securities transactions.............     (0.03)            (0.16)                  0.47                 (0.34)
                                              --------           -------               --------              --------
  Net income from investment operations.....      0.26              0.42                   1.06                  0.04
                                              --------           -------               --------              --------
Less dividends and distributions:
  Dividends from net investment income......     (0.29)            (0.58)                 (0.59)                (0.38)
  Distributions from net realized gains on
     securities transactions................     (0.01)            (0.01)                    --                    --
                                              --------           -------               --------              --------
Net change in net asset value...............     (0.04)            (0.17)                  0.47                 (0.34)
                                              --------           -------               --------              --------
NET ASSET VALUE, END OF PERIOD..............     $9.92             $9.96                 $10.13                 $9.66
                                              ========           =======               ========              ========
Total Return (excluding sales charge).......      2.55%(a)          4.28%                 11.20%                 0.42%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).........  $103,271           $98,197               $103,382               $93,189
  Ratio of expenses to average net assets...      0.83%(b)          0.83%                  0.87%                 0.83%(b)
  Ratio of net investment income to average
     net assets.............................      5.90%(b)          5.84%                  5.89%                 5.27%(b)
  Ratio of expenses to average net
     assets**...............................      1.08%(b)          1.08%(c)               1.12%                 1.28%(b)
  Ratio of net investment income to average
     net assets**...........................      5.65%(b)          5.59%                  5.64%                 4.82%(b)
  Portfolio Turnover........................         9%               51%                    28%                    6%

---------------

 * For the period March 28, 1994 (commencement of operations) through December 31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          FOR THE PERIOD FROM
                                                                                       FEBRUARY 28, 1997 THROUGH
                                                                                            JUNE 30, 1997*
                                                                                       -------------------------
                                                                                              (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.................................................           $ 10.00
                                                                                                -------
Income from investment operations:
  Net investment income..............................................................              0.16
  Net realized and unrealized gains on securities transactions.......................              0.01
                                                                                                -------
  Net income from investment operations..............................................              0.17
                                                                                                -------
Less dividends and distributions:
  Dividends from net investment income...............................................             (0.16)
                                                                                                -------
  Total dividends and distributions..................................................             (0.16)
                                                                                                -------
Net change in net asset value........................................................              0.01
                                                                                                -------
NET ASSET VALUE, END OF PERIOD.......................................................           $ 10.01
                                                                                                =======
Total Return (excluding sales charge)................................................              1.67%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)..................................................           $19,502
  Ratio of expenses to average net assets............................................              1.06%(b)
  Ratio of net investment income to average net assets...............................              5.19%(b)
  Ratio of expenses to average net assets**..........................................              1.62%(b)
  Ratio of net investment income to average net assets**.............................              4.63%(b)
  Portfolio Turnover.................................................................                13%

---------------

  * Period from commencement of operations.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

See Notes to Financial Statements

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR TENNESSEE TAX EXEMPT BOND PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                        SIX MONTHS ENDED       YEAR ENDED           YEAR ENDED           PERIOD ENDED
                                         JUNE 30, 1997      DECEMBER 31, 1996    DECEMBER 31, 1995    DECEMBER 31, 1994*
                                        ----------------    -----------------    -----------------    ------------------
                                          (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................      $   9.90             $ 10.19              $  9.40              $  10.00
                                            --------             -------              -------               -------
Income from investment operations:
  Net investment income...............          0.20                0.42                 0.45                  0.34
  Net realized and unrealized gains
     (losses) on securities
     transactions.....................         (0.05)              (0.29)                0.79                 (0.60)
                                            --------             -------              -------               -------
  Net income (loss) from investment
     operations.......................          0.15                0.13                 1.24                 (0.26)
                                            --------             -------              -------               -------
Less dividends and distributions:
  Dividends from net investment
     income...........................         (0.20)              (0.42)               (0.45)                (0.34)
                                            --------             -------              -------               -------
Net change in net asset value.........         (0.05)              (0.29)                0.79                 (0.60)
                                            --------             -------              -------               -------
NET ASSET VALUE, END OF PERIOD........      $   9.85             $  9.90              $ 10.19              $   9.40
                                            ========             =======              =======               =======

Total Return (excluding sales
  charge).............................          1.57%(b)            1.39%               13.40%                (2.63)%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)...      $102,322             $88,084              $94,143              $ 86,127
  Ratio of expenses to average net
     assets...........................          0.83%(b)            0.86%                0.87%                 0.82%(b)
  Ratio of net investment income to
     average net assets...............          4.18%(b)            4.29%                4.52%                 4.61%(b)
  Ratio of expenses to average net
     assets**.........................          1.08%(b)            1.11%(c)             1.12%                 1.18%(b)
  Ratio of net investment income to
     average net assets**.............          3.93%(b)            4.04%                4.27%                 4.25%(b)
  Portfolio Turnover..................           139%                219%                 188%                   41%

---------------

  * For the period March 28, 1994 (commencement of operations) through December 31, 1994.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

See Notes to Financial Statements.

THE INFINITY MUTUAL FUNDS, INC.
AMERISTAR LIMITED DURATION TENNESSEE TAX FREE PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      FOR THE PERIOD FROM
                                                                                       FEBRUARY 28, 1997
                                                                                     THROUGH JUNE 30, 1997*
                                                                                     ----------------------
                                                                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD...............................................         $  10.00
                                                                                             -------
Income from investment operations:
  Net investment income............................................................             0.11
  Net realized and unrealized losses on securities transactions....................            (0.05)
                                                                                             -------
  Net income from investment operations............................................             0.08
                                                                                             -------
Less dividends and distributions:
  Dividends from net investment income.............................................            (0.11)
                                                                                             -------
  Total dividends and distributions................................................            (0.11)
                                                                                             -------
Net change in net asset value......................................................            (0.05)
                                                                                             -------
NET ASSET VALUE, END OF PERIOD.....................................................         $   9.95
                                                                                             =======

Total Return (excluding sales charge)..............................................             0.59%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)................................................         $ 22,730
  Ratio of expenses to average net assets..........................................             1.09%(b)
  Ratio of net investment income to average net assets.............................             3.23%(b)
  Ratio of expenses to average net assets**........................................             1.57%(b)
  Ratio of net investment income to average net assets**...........................             2.75%(b)
  Portfolio Turnover...............................................................               64%

---------------

  * Period from commencement of operations.

 ** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

See Notes to Financial Statements.

                       THE INFINITY MUTUAL FUNDS, INC.

                            AMERISTAR MUTUAL FUNDS
                    3435 Stelzer Road - Columbus, OH 43219

                              INVESTMENT ADVISER
                         First American National Bank
               315 Deaderick Street - Nashville, TN 37237-0401

                                ADMINISTRATOR
                   BISYS Fund Services Limited Partnership
                    3435 Stelzer Road - Columbus, OH 43219

                                 DISTRIBUTOR
                   BISYS Fund Services Limited Partnership
                    3435 Stelzer Road - Columbus, OH 43219

                                  CUSTODIAN
                             The Bank of New York
               90 Washington Street - New York, New York 10286

                  TRANSFER AGENT & DIVIDEND DISBURSING AGENT
                        BISYS Fund Services Ohio, Inc.
                    3435 Stelzer Road - Columbus, OH 43219


BISYS Fund Services Limited Partnership is the Portfolios' distributor and is unaffiliated with First American National Bank, the Portfolios' adviser.

Investments in the Portfolios are neither guaranteed by nor obligations of First American National Bank or any other bank and are not insured by the FDIC or any other government agency. Investments in mutual funds involve risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospectus.

                        [AMERISTAR MUTUAL FUNDS LOGO]


                             HELPING PEOPLE PLAN
                         FOR A BRIGHTER FUTURE. (SM)






760007
                                                                     8/97








                                                         --------------
                                                           BULK RATE
                                                         U.S. POSTAGE
                                                             PAID
                                                          COLUMBUS, OH
                                                         PERMIT NO. 688
                                                         --------------